UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: December 31, 2021

Date of reporting period: December 31, 2021

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

THE ADVISORS’ INNER CIRCLE FUND II

CHAMPLAIN SMALL COMPANY FUND

CHAMPLAIN MID CAP FUND

CHAMPLAIN EMERGING MARKETS FUND

ANNUAL REPORT

12.31.21

INVESTMENT ADVISER:

CHAMPLAIN INVESTMENT PARTNERS, LLC

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2021

Table of Contents
Shareholders’ Letters	1

The Funds file their complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Forms N-Q and Form N-PORT reports are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how the Funds voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-773-3238; and (ii) on the SEC’s website at http://www.sec.gov.

CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER	CHAMPLAIN SMALL COMPANY FUND &
CIRCLE FUND II	CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Dear Fellow Shareholders,

Please find below the recent and long-term performance of the Advisor Shares for both the Champlain Small Company Fund (CIPSX) and the Champlain Mid Cap Fund (CIPMX).

Performance for the periods ending December 31, 2021

						Since Fund’s Inception†
	6 months	1-year	3-year *	5-year *	10-year *	Cumulative**	Annualized

CIPSX	2.58%	12.42%	20.38%	13.30%	13.99%	539.04%	11.47%

Russell 2000	-2.31%	14.82%	20.02%	12.02%	13.23%	344.87%	9.12%

CIPMX	9.48%	24.60%	26.61%	20.16%	17.33%	496.36%	14.14%

Russell Midcap	5.45%	22.58%	23.29%	15.10%	14.91%	341.00%	11.61%

†	Champlain Small Company Fund inception date: 11/30/04
Champlain Mid Cap Fund inception date: 06/30/08
*	Return has been annualized.
**	Return is cumulative and has not been annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.773.3238.

During the past six months, both Funds performed well on a relative basis, with the Mid Cap Fund also doing well on an absolute basis. Both Funds experienced strong stock selection in health care and technology for this period, though not enough for the Small Company Fund to overcome the deficit from the first half of the year. As we look at the trailing semi-annual 3-year relative snapshots below, the health care holdings were by far the biggest single contributor that kept the Small Company Fund above the line while they also contributed meaningfully to the Mid Cap Fund’s strong relative returns. Both Funds also benefitted from our process-based exclusion of energy, real estate, and utilities.

1	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER	CHAMPLAIN SMALL COMPANY FUND &
CIRCLE FUND II	CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

CIPSX Rolling 3-Year Relative Returns Compared to Russell 2000:

Semi-Annual 3Yr Snapshots Ending 12.31.07 - 12.31.21

Note: CIPSX Returns are official returns net of fees as calculated by SEI and Benchmark returns are sourced from Factset. Alpha and Beta are the intercept and slope of a linear regression of monthly CIPSX returns relative to Russell 2000 returns since 11/30/2004.

2	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER	CHAMPLAIN SMALL COMPANY FUND &
CIRCLE FUND II	CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

CIPMX Rolling 3-Year Relative Returns compared to Russell Midcap:

Semi-annual 3Yr snapshots ending 06.30.11 - 12.31.21

Note: CIPMX Returns are official returns net of fees as calculated by SEI and Benchmark returns are sourced from Factset. Alpha and Beta are the intercept and slope of a linear regression of monthly CIPMX returns relative to Russell Midcap returns since 6/30/2008.

The key portfolio metrics that best represent our investment process still affirm that both Funds are focused on reliable, growing (relevant), as well as relatively more profitable and less asset-intensive businesses. We expect both funds to continue to increase gross profits faster than the average small and mid cap company and do so in a more capital-efficient manner over the next three-year period. However, we recognize that other attributes might matter more in the months or quarters ahead given the uncertainties surrounding the expected changes to monetary policy. Based on the trailing 12-month free cash flow yield, the Small Company Fund remains slightly more expensive than the Russell 2000 benchmark and the Mid Cap Fund also is more expensive than its Russell Midcap benchmark. However, given our belief that these Funds have a clear advantage over their benchmarks with respect to gross margins, gross profitability, and sales/share growth, each likely presents attractive relative value. At the end of January 2022, the discount each Fund had to its respective weighted average of our Fair Value estimates of its holdings suggests to us that the long-term absolute return potential for both Funds became attractive again.

TECHNOLOGY

The Small Company Fund’s technology holdings outperformed its benchmark over this period, but still lagged for the trailing 12-month period.

3	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER	CHAMPLAIN SMALL COMPANY FUND &
CIRCLE FUND II	CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

At the end of June, the Russell rebalance brought our largest mid cap position, Asana, into the eligible universe for the Small Company Fund. Accordingly, we initiated a position in Asana, a cloud-based platform for work management that helps teams orchestrate work, from daily tasks to cross-functional strategic initiatives. Like we did for the Mid Cap Fund, we trimmed Asana in early to mid-November as the shares approached our estimate of Fair Value and subsequently re-weighted the holding amidst the sharp weakness in the fourth quarter.

We also initiated a position in Cerence, the leading provider of factory-installed voice assistants to the global automotive industry. Cerence’s platform functions as the foundation for natural and intuitive interactions between the digital world, a vehicle, the driver, and passengers. In the fourth quarter, the stock traded off after announcing the abrupt replacement of CEO Sanjay Dhawan by Dr. Stefan Ortman, previously EVP of Cerence’s Core Products business, which directly accounts for over 80% of the company’s revenue. The news came on the heels of conservative near-term guidance announced with fourth quarter earnings in late November, which also caused a sell-off. However, Ortman is well-equipped to lead Cerence, and we remain confident in the company’s long-term outlook. Accordingly, we continued to build our position on the weakness.

We exited our position in Qualys, a leading cybersecurity platform, due to proximity to our estimate of Fair Value.

In the third quarter, it was announced that Medallia, a leading provider of experience management software, had agreed to be acquired by Thoma Bravo. The deal closed in late October.

The Mid Cap Fund’s technology holdings outperformed both benchmarks on the six-month and full-year periods. For the year, our stock selection in software overcame a headwind created by our perennial overweight of the industry.

While Asana returned over 152% in the past year, the shares corrected significantly from its all-time high in mid-November, despite strong results. As previously mentioned, in early to mid-November, we trimmed the position as it approached our estimate of Fair Value and subsequently re-weighted it amidst the sharp weakness in the fourth quarter.

We re-initiated positions in Akamai Technologies and Nutanix. Akamai is a leading global technology provider for cloud services for delivering, optimizing, and securing online content and business applications. Since we exited the position in December 2019, the company has successfully grown its security business. We believe its unmatched distributed network and its expanding product set position the company to benefit from various long-term secular trends.

4	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER	CHAMPLAIN SMALL COMPANY FUND &
CIRCLE FUND II	CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Nutanix is a leading provider of hyper-converged infrastructure (HCI) solutions that aim to simplify an enterprise’s on-premise infrastructure and allow for an agile, dynamic, scalable, and elastic cloud-like infrastructure environment typically found in the large, public cloud providers. We previously held Nutanix from October 2018 to early November 2020 but deleted the position due to concerns about company execution issues, not technology or competitive challenges. In December of 2020, Nutanix named Rajiv Ramaswami as the company’s new CEO, and after a recent virtual analyst event, we are encouraged about the company’s path forward.

We funded the Nutanix position, in part, by exiting our position in Splunk, provider of machine data and log analysis solutions, due to concerns about ongoing transitional issues in the company’s go-to-market strategy.

We eliminated the position in ServiceNow due to proximity to our estimate of Fair Value and market capitalization considerations but continue to own a position in the Champlain Strategic Focus strategy, which is now three years old. We also sold the position in New Relic due to competition for capital but continue to hold a significant position in the Small Company Fund.

And similarly to the Small Company Fund, in the third quarter, it was announced that Medallia, a leading provider of experience management software, had agreed to be acquired by Thoma Bravo. The deal closed in late October.

While our enthusiasm for an overweight of the software industry may prove unhelpful in the short-term if monetary policy quickly becomes a lot less accommodative, we appreciate how the industry probably enjoys some of the strongest pricing power within the overall economy that is not related to cartels, shortages, and supply-chain bottlenecks.

INDUSTRIALS and MATERIALS

The Small Company Fund’s industrials holdings underperformed while its materials holdings outperformed the same sectors in the Russell 2000 and S&P SmallCap 600. Stock selection and our process-based overweight machinery positively impacted absolute and relative performance. Evoqua Water Technologies was a top five contributor to overall strategy returns, rising 38.4% in the period. In the fourth quarter, Evoqua announced the acquisition of Mar Cor Purification from STERIS Plc for just under $200 million. Mar Cor is a manufacturer of medical water, predominantly for hemodialysis. With a large service footprint and installed base, this business enhances Evoqua’s position within hospitals and enables it to service most of a hospital’s water needs.

5	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER	CHAMPLAIN SMALL COMPANY FUND &
CIRCLE FUND II	CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

We initiated a new position in Montrose Environmental Group. Montrose is an integrated solutions provider for the highly fragmented environmental services market. The integrated business model is unique and allows Montrose to service the full spectrum of needs from assessment & permitting to measurement & analysis to remediation & reuse. The breadth of services provided by Montrose aligns with the increasing client need for effective, comprehensive, customized, and streamlined environmental solutions. We re-initiated a position in RBC Bearings after selling our position in full in the first quarter of 2021 due to valuation. RBC Bearings is a manufacturer of highly engineered bearings and components for the aerospace and industrial end markets. In July 2021, the company announced the $2.9 billion acquisition of DODGE from ABB Ltd. DODGE manufactures mounted bearings, enclosed gears, and mechanical transmission components for industrial end-markets. On a sales basis, DODGE doubles the size of RBC Bearings, and while we are typically skeptical of such large acquisitions, RBC Bearings has successfully integrated large acquisitions in the past. We see a path to continued margin enhancement with a greater percentage of recurring revenue and end market exposure becoming more balanced between industrial and aerospace.

The Mid Cap Fund’s industrial and materials holdings underperformed the same sectors in the Russell Midcap and S&P MidCap 400 over the past six months. In industrials, shares of Generac Holdings declined 15.2% and more significantly since its all-time-high in early November as third quarter revenue for residential standby generators missed expectations. Given the ubiquitous supply-chain challenges, we were not surprised with the “miss” and remain encouraged with the future demand picture for both home standby generators and battery storage. Generac also announced the $770 million acquisition of ecobee, the maker of smart thermostats. The Toronto-based company has 5 million devices connected in 2 million homes with a strong brand and deep engineering talent (30% of its workforce are engineers). From a strategic perspective, ecobee provides Generac with intelligence and data from its smart thermostats, which manage the largest energy consuming device in the home, the HVAC system. Generac believes that the energy managed by smart thermostats represents nearly a quarter of the addressable market for grid services, expanding Generac’s ability to manage household power demand for utilities, in turn increasing the reliability and stability of the electric grid. Shares of software and analytics provider Clarivate PLC underperformed, returning -14.6% in the period. Clarivate, in a short period, has closed on the $5.3 billion acquisition of ProQuest LLC, and announced a CFO transition, the need to restate financials because of an error accounting for stock option expense related to a previous acquisition (no impact to revenue or adjusted EBITDA), and the departure of the President of its Science Group as the company transitions to a single Chief Product Officer. While the multitude and timing of headlines was a lot for investors to digest, the acquisition

6	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER	CHAMPLAIN SMALL COMPANY FUND &
CIRCLE FUND II	CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

was strategic and, in our view, the leadership transitions are sensible. We will look for solid execution and integration heading into 2022.

In the second half of 2021, we did not initiate or delete any holdings within the Mid Cap Fund’s industrials or materials sectors, though we did meaningfully increase our position in Graco, Terminix, Generac, and Toro. During the fourth quarter, and after our addition, it was announced that Terminix agreed to be acquired by Rentokil. While we understand and appreciate the strategic benefits likely to be found if these two pest control companies come together, we do not think the $6.7 billion purchase price fairly values Terminix. We view the Board’s acceptance of this offer as short-sighted, influenced by the weak recent stock performance of Terminix’s shares, and not in the best interest of long-term shareholders.

Between both Funds, our industrial holdings have deployed over $20 billion on acquisitions, which is an important component of the growth profile we look for in our industrial holdings. Our company-level acquisition history study indicates our holdings have exceptional acquisition acumen as evidenced by the low percentage and low dollar value of impairment charges over the past five years.

CONSUMER

The Small Company Fund outperformed during the period as the process-driven overweight of consumer staples and underweight of consumer discretionary drove upside relative to the Russell and S&P benchmarks. Hostess Brands, Simply Good Foods, and MGP Ingredients were meaningful positive contributors to performance.

We are encouraged by the breadth of new opportunities emerging in small cap consumer, a welcome change from the limited opportunity set of recent years. We have several new market entrants that offer valuable brands in compelling categories and enjoy above-average growth. Among the new-to-market opportunities, we selectively started three new positions during the period: The Honest Company, Zevia, and European Wax Center. Honest is a digitally-native consumer products company that is differentiated among the competition by the “clean and natural” characteristics of its namesake brand. Zevia is a high-growth beverage company offering zero-calorie, zero sugar, naturally sweetened beverages. We are drawn to the company as its “better-for-you” brand offering has the potential to grow meaningfully within the enormous beverage industry. European Wax Center is a franchised leader in the growing and fragmented market for out-of-home waxing. The waxing category is consistent and profitable, with mature European Wax Center locations generating 60% annual cash-on-cash returns. While we are optimistic and excited for the long-term potential for these holdings, we are also cognizant that they are relatively early-stage growth companies, and their currently small position sizes within the portfolio reflect our risk management efforts.

7	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER	CHAMPLAIN SMALL COMPANY FUND &
CIRCLE FUND II	CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

We exited our position in National Vision due to valuation as shares traded within proximity to our estimate of Fair Value. We also exited our position in TreeHouse Foods during the period. We acknowledge we had too much enthusiasm for the TreeHouse business model and therefore too much patience with this holding. We were encouraged by management’s efforts to simplify the business and return the company to growth, but the onset of the pandemic brought additional manufacturing challenges and the private label category was crowded out of shelves by large brands, contrary to what has happened in prior recessions. The positions in Shake Shack, Central Garden & Pet, and UTZ Brands were increased at attractive discounts to our estimates of their Fair Values.

The Mid Cap Fund outperformed both benchmarks during the period as strong stock selection within consumer discretionary offset the headwinds from our overweight and weak selection of consumer staples. Momentum from strong execution and macro tailwinds at Advance Auto Parts and Tractor Supply drove outsized gains for these holdings.

Throughout 2021, and especially in the back half of the year, the consumer staples sector has contended with lapping the strong demand of 2020, unprecedented input cost inflation, tight labor markets, and supply chain disruptions. While these headwinds pressured the industry, they also created valuation opportunities for us to high-grade the portfolio’s holdings as staples largely remain inexpensive relative to the benchmark and our estimates of Fair Value. Specifically, we exited our positions in Molson Coors and Lancaster Colony (though we still believe this holding is appropriate for the Small Cap strategy), and we introduced two former Small Cap holdings: Freshpet and Boston Beer. Despite volatility and underperformance from these two holdings during the period, over the long term we believe Freshpet’s first-mover advantage in the fresh pet food category and Boston Beer’s valuable Truly spiked seltzer brand will deliver strong growth and drive shareholder value. While valuation encouraged us to trim the positions in Hershey and Church & Dwight, two high quality staples holdings, we added to the positions in McCormick and Hormel Foods, two similarly high-quality staples that were trading at attractive discounts to our estimates of Fair Value.

We view the highest-quality Mid Cap discretionary companies as ones that generally compete in larger markets and have robust omni-channel platforms, sophisticated data-driven loyalty programs, and productive store bases. These companies have the potential to drive meaningful returns over time as they gain share and retain customers. Given this, we have at times held large position sizes in select retailers, including Tractor Supply, Ulta Beauty, and Advance Auto Parts. As we trimmed the positions in Ulta Beauty and Tractor Supply during the period due to valuation, we built a sizable position in Leslie’s, the largest pool supply retailer in the United States. Leslie’s should benefit from meaningful category

8	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER	CHAMPLAIN SMALL COMPANY FUND &
CIRCLE FUND II	CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

tailwinds associated with increased new pool builds, while solid retail fundamentals have driven better-than-expected execution. We also added to our position in Planet Fitness as we expect membership levels to continue their post-COVID-19 rebound while the pipeline for new gym openings remains robust.

FINANCIALS and REAL ESTATE

The financial holdings in the Small Company Fund underperformed the financial sector in both benchmarks for the six-month period due to our lack of exposure to the thrifts & mortgage industry and poor stock selection in the insurance industry. The sector underperformed more meaningfully for the full year as our well-capitalized banks failed to keep pace with a sharp rebound in that industry, while our lack of direct exposure to the capital markets industry also was a headwind.

Insurance broker BRP Group continues to impress with better-than-peer organic growth and a robust pace of acquisitions, and we added meaningfully to our position over the period. However, results for insurance underwriters James River and Palomar were less impressive, with investors penalizing underwhelming results from both. We thought James River had cleared up their biggest underwriting issue when they transferred their legacy commercial auto exposure to Uber in late September, however a $15 million reserve charge in the casualty reinsurance book during the fourth quarter came as an unwelcome surprise. While we are encouraged the company announced a new Chief Underwriting Officer from well-respected peer Everest Re, we did not add to our position during the period as we need greater confidence in their reserve ratios. Meanwhile, we would argue Palomar’s earnings for the third quarter were better than perceived. Although Palomar’s underwriting profits have declined as a percentage of revenue, this is mostly a function of its efforts to diversify away from its earthquake insurance exposure. While we expect this transition will eventually lead to more stable results, it could take several quarters for the market to appreciate the effect.

The financial holdings in the Mid Cap Fund outperformed the financial sector in both benchmarks for the six-month period due to continued strong returns for Tradeweb Markets and strong stock selection within insurance. The double-digit gains for the period brought the sector’s total return for the year to almost 39%, making it the strongest sector for this strategy in absolute terms in 2021.

Increased adoption of electronic fixed income trading and higher volatility brought on by the uncertain path of interest rates have been tailwinds for Tradeweb. Like the electronic shift in equity trading more than 20 years ago, concerns about liquidity and transparency have slowly given way to an appreciation for the efficiencies and speed by which fixed income

9	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER	CHAMPLAIN SMALL COMPANY FUND &
CIRCLE FUND II	CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

trades can be executed. However, with shares continuing to challenge our increased estimate of Fair Value we moderated the position size during the period.

Our sector factor in financials has us focused on niches not well served by larger institutions, but we have historically invested with the idea that excessive interest rates (or fees) are unsustainable over the long term. With this skepticism in mind, we are wary of the sudden rise of the “Buy-Now-Pay-Later” (BNPL) industry. There is no doubt that this arrangement currently seems like a win-win for retailers and consumers as it boosts sales for the former and allows the latter instant gratification with seemingly little to no upfront cost. However, one missed payment and the late fees can equate to an interest rate well above what credit cards charge. Let’s see how the BNPL business model performs during the next prolonged economic downturn.

HEALTH CARE

During this period, the health care holdings in the Small Company Fund outperformed the Russell 2000 due to the Fund’s lack of exposure to the poorly performing biotechnology industry, which explains about 70% of the outperformance. As compared to the S&P 600, our health care holdings underperformed slightly due to weaker stock selection and the index’s low exposure to biotechnology.

The largest detractors for the period were Cardiovascular Systems and Tactile Systems Technology after both companies were impacted by the spike in COVID-19-related hospitalizations in the southern United States as well as transient non-COVID-19-related headwinds. Cardiovascular Systems realized slight headwinds from competitive product trialing, however we know these competitive technologies and remain comfortable that Cardiovascular Systems’ orbital atherectomy device will ultimately regain any lost volumes given its superior efficacy. Tactile experienced increased salesforce turnover due to its vaccination mandate. Replacing these reps will take a few quarters, however we are confident this is a manageable headwind. We have spoken with other managements in the medical device industry and Tactile looks like an outlier in this regard so we will continue to monitor the situation.

We initiated two new positions during the period: Axonics and SI-BONE. Axonics is a medical technology company that designs and sells a minimally-invasive implantable sacral neuromodulation device to treat incontinence. Axonics also recently acquired a urethral bulking agent to treat stress urinary incontinence. We believe Axonics will continue to realize strong growth as it leverages its sales force and best-in-class technologies over a very large and underserved market. SI-Bone designs, manufactures, and sells clinically-

10	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER	CHAMPLAIN SMALL COMPANY FUND &
CIRCLE FUND II	CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

differentiated and minimally-invasive solutions to treat sacroiliac joint dysfunction. The company’s flagship product is the iFuse System, an implant that addresses a $2+ billion market and replaces a myriad of non-surgical options such as steroid injections and anti-inflammatory drugs, among others. The product’s strong five-year clinical data and broad (and in some cases exclusive) reimbursement positions the company to grow meaningfully over the next several years.

During the six-month period, we added to our positions in Pulmonx and Outset Medical as both stocks presented material discounts to our estimates of Fair Value. Pulmonx designs, manufactures, and sells the minimally-invasive Zephyr valve for treatment of severe emphysema, which is a serious, progressive, and underserved condition. The Zephyr represents the first clinically meaningful innovation in this overlooked population with results supported by four randomized clinical trials. Pulmonx’s solution set also includes diagnostic and assessment tools to optimize patient selection. Outset has invented a portable, simple-to-use, and highly disruptive dialysis machine, Tablo, that serves the $5.8 billion dollar end-stage renal disease (ESRD) market. Tablo was recently recognized as a highly innovative technology by Medicare and will receive an add-on reimbursement payment for home use beginning in 2022. Tablo holds great potential to improve ESRD care and lower costs by eliminating the need for dialysis-specific nurses and complex infrastructure in hospital and dialysis clinic settings and empowering patients to dialyze (more frequently) at home.

We trimmed the positions in Atricure, Avanos, Omnicell, and Prestige Consumer Healthcare as these stocks approached our estimates of Fair Value, and in the case of Avanos, execution by management has become a growing concern.

During this period, the health care holdings in the Mid Cap Fund outperformed the Russell Midcap index and the S&P MidCap 400 due to strong stock selection in the health care equipment & supplies industry.

Shares of Edwards Lifesciences and Tandem Diabetes Care each contributed approximately 50 bps of attribution during the period. Edwards is a medical technology company focused on developing lifesaving treatments for heart disease, including its Trans Aortic Valve Replacement (TAVR) to treat aortic stenosis. In October, Edwards slightly missed consensus revenue estimates due to COVID-19, however, guided to a healthy mid-teens growth rate in 4Q21. On December 8th, the company hosted its annual analyst day and provided 2022 revenue growth expectations of 12-15% that bracketed street estimates. Edwards will launch two new products in 2022 and expects TAVR to remain a durable source of growth as the company continues to increase patient awareness and improve diagnostics and

11	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER	CHAMPLAIN SMALL COMPANY FUND &
CIRCLE FUND II	CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

treatment pathways for its physician userbase. Tandem Diabetes Care, a manufacturer of insulin pumps, was a relative outperformer as it continues to take market share from Medtronic’s Minimed pumps and attract new pumpers to its platform. The delayed approval of Insulet’s tubeless pump also boosted Tandem’s stock in December.

During the period, we fully exited our position in West Pharmaceutical as the stock traded above our estimate of Fair Value. Given the high-quality nature of this company, we hope to add the stock back to our strategy someday at a more reasonable valuation.

With the exponential rise in COVID-19 cases due to the highly infectious Omicron variant, we expect elective procedures to be pressured in early 2022. While the variant is showing signs of causing less severe infection, the absolute number of cases have driven hospitalizations up and caused postponements of elective hospital-based procedures. Similarly, we anticipate procedure volumes to be pressured at outpatient settings as staff is reallocated to hospitals. Our focus remains on companies making products that improve outcomes and/or lower costs and we expect these holdings to remain relevant over the mid/long term.

CLOSING THOUGHTS

Inflation is unhelpful for nearly all companies, particularly those with asset intensity (reinvestment requirements increase exposure to “tapeworm effect” of inflation), labor intensity (Starbucks is now facing unionization efforts), and energy intensity. While some industries may enjoy a near-term, almost dogmatic bid from investors anticipating secular inflation and other industries will enjoy a bid from investors chasing those companies that benefit from shortages or reopening surges in demand, the long-term reality may be more complex when one considers the inevitable supply response and demand destruction from high prices and/or the rising costs for the replacement of reserves and/or equipment. Though we do not welcome inflation, we expect our strategies to perform relatively well over time when compared to their benchmarks if a secular uptrend for inflation does take hold because both Funds are less exposed to the asset-intensive, labor-intensive, and energy-intensive companies and industries that we would expect to suffer the most over an extended period of high inflation.

How far can the Fed let interest rates rise – before it becomes harmful to stock/bond markets and through a wealth effect, less affordable housing, and higher interest expense harms the economy – is hard to predict. However, meaningfully higher interest rates would quickly become problematic for the nation’s deficit. As of today, we continue to discount our cash flow estimates with a 3.25% “risk-free” rate plus a Champlain Company Risk Premium

12	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER	CHAMPLAIN SMALL COMPANY FUND &
CIRCLE FUND II	CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

that is bespoke to each holding and averages about 5% for Mid Cap Fund holdings and 5.8% for Small Company Fund holdings. While we are skeptical that the Fed Funds rate will approach 3.25% this cycle, we recognize that a rapid move up from the zero bound toward this level is likely to be a near-term headwind for both Funds. Though both Funds have slightly greater equity “duration” than their benchmarks by our estimation, our process exclusion of the highly cyclical industries and highly leveraged companies may mitigate somewhat the impact of higher interest rates on longer-duration assets if those higher rates cause the economy to slow or worse.

The magnitude of recent monetary and fiscal policy measures coupled with the high amounts of leverage in the economy and the capital markets still concerns us. So too do wage pressures, food prices, extreme partisanship, and geopolitics. Nonetheless, as we are not macro investors, market timers, or skilled at rotating between the value and growth boxes, we will continue to do our best to own relevant, reliable, financially-sound, high-return, asset/employee-light businesses that are well-run by sincere and capable managers – so long as the shares trade at a discount to our estimate of their Intrinsic or Fair Value. Indeed, the shares of quality high-return companies that are not overvalued may be one of the best asset classes to own for wealth accumulation and preservation – especially on a real basis. Because liquidity has always been a coward, we anticipate stock market volatility related to the unfolding changes in Federal Reserve policy will provide us with attractive prices to add to or start new positions in some of our favorite franchises as well as a smaller number of opportunities to sell other strong franchises at premiums to our estimate of Fair Value. Valuations will continue to be the most influential factor that determines our Funds’ sector weights.

With ESG considerations on most investors’ radar screens, let us remind readers that we have long been mindful of the sincerity of a company’s management team and Board, a company’s relative contribution to society, as well as its impact on the environment and other commons. Also, our investment process’ inherent bias for quality and our long-term investment horizon puts a premium on sustainability – which we define as presenting low potential for long-term or permanent impairment of shareholders’ capital. In our minds, ESG considerations and inputs are highly complex and more nuanced than some of today’s ESG scoring methods suggest. We view ESG considerations, among many variables, in our analysis of a business and its inherent risks. Regarding (E)nvironmental concerns, are all carbon footprints equally bad? For example, growing food is more critical than cruise ship vacations. High-quality, timeless products that last are often more friendly to the planet than low-quality or trendy products that get replaced more frequently. Companies that utilize LEAN manufacturing principles (relatively higher and consistently improving margins

13	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER	CHAMPLAIN SMALL COMPANY FUND &
CIRCLE FUND II	CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

are a tell here) generally produce less waste or scrap. With respect to (S)ocial, growing companies offer more employment opportunities, and jobs can provide far more than just a means to pay bills. Importantly, we avoid companies that earn punishingly high direct or indirect rates of interest or finance charges, have codependent relationships with employees and customers, and engage in frequent litigation. We prefer companies that make essential products and/or improve life and the world around us in tangible or measurable ways. For us, (G)overnance does not play second or third fiddle to E & S. We put the most emphasis on efficient capital allocation (annually, we examine the capital destruction of our strategies relative to their benchmarks). While some capital destruction is naturally occurring due to innovation or entrepreneurial risks, poor management decisions that lead to the needless destruction of capital (e.g., most large acquisitions) are a powerful source of economic inefficiency, job losses, and unnecessary pain for communities. We value diversity and appreciate how diverse teams with differentiated perspectives typically deliver stronger performance than homogenous ones. We look for diversity across all relevant dimensions; diversity should be appropriate for each company and not formulaic. We also value directors who have recent and relevant experience and meaningful share ownership. We are not impressed by professional directors who might be far removed from their work experience or any connection to the industry. As an investment team, we look for opportunities to be more transparent with our approach to analyzing the complex ESG risks associated with our holdings.

We are delighted to share with our investors and other stakeholders the wonderful news that Joseph Caligiuri and Corey Bronner have been promoted to Deputy Chief Investment Officers for the small and mid cap investment team at Champlain. Both have demonstrated their genuine faith in our investment process over many years. They also have been helpful and courageous voices in recent years as we slowed down the pace of discretionary deletions, yet still moved on from mistakes and concentrated more capital into our strongest holdings. They appreciate why we like to call the process at Champlain our Most Valuable Player, and we appreciate their willingness to manage ego and self. Please understand these promotions do not set them up to compete for my role someday (a coin was flipped to determine which one would get mentioned first). Although I am sure either one could play my role on the team if necessary, let us also remind the reader that the entire investment team makes all the decisions for both Funds. Importantly, Corey, Joe as well as other senior members of the investment team have begun to mentor a third generation of professionals, and experience suggests this mentorship process will help the team continue to get better over time.

14	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER	CHAMPLAIN SMALL COMPANY FUND &
CIRCLE FUND II	CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

As we have occasionally done in the past, please allow us to introduce a recently published book, The Scout Mindset by Julia Galef. This quick and easy read encourages us to preserve a flexible mindset and remain prepared to update our thinking. The book joins The Four Agreements by Miguel Ruiz and The Compound Effect by Darren Hardy on our highly recommended list.

We end every shareholder letter with an expression of gratitude for your confidence and trust in our stewardship of these two Funds. Let us add this time that we understand how essential it is for us to continuously earn your confidence and trust with consistent execution of our investment process, regardless of how long you have been invested in either or both Funds.

Sincerely yours,

Scott T. Brayman, CFA

The above commentary represents management’s assessment of the Funds and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Funds will achieve their stated objectives. In addition to the normal risks associated with investing, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk. Diversification does not protect against market loss. A company may reduce or eliminate its dividend, causing losses to the fund.

15	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Dear Fellow Shareholders,

Please find below the recent and long-term performance of the Advisor Shares for the Champlain Emerging Markets Fund (CIPDX).

Performance for the periods ending December 31, 2021

					Since Fund’s Inception†
	6 months	1-year	3-year*	5-year*	Cumulative**	Annualized

CIPDX	-13.29%	-3.57%	20.33%	14.98%	52.00%	5.89%

MSCI Emerging Markets Index	-9.30%	-2.54%	10.94%	9.87%	32.98%	3.97%

†	Champlain Emerging Markets Fund inception date: 09/08/14
*	Return has been annualized.
**	Return is cumulative and has not been annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.773.3238.

The Champlain Emerging Markets Fund declined by -13.29%, net of fees, during the 07.01.21 – 12.31.21 reporting period. The MSCI Emerging Markets benchmark declined by -9.30% during the same period.

Weak relative performance in emerging markets during the six-month period is partly due to stringent and more comprehensive regulatory actions in China, ongoing monetary tightening to combat inflation (especially in Brazil and Russia), and a strong U.S. dollar. Country-specific returns varied greatly across emerging markets but were a positive contributor to relative performance, especially the strategy’s holdings in India and Taiwan. However, unfavorable stock selection outweighed our sector and country allocation impacts and resulted in underperformance. The primary detractors were our Brazilian financial holdings, Chinese health care holdings, and our general preference for software over hardware in the information technology and communication services sectors.

A key tenet of the strategy’s investment process is the avoidance of state-owned and/or highly-cyclical companies – process exclusions that typically create a drag on relative performance when investors bid up share prices of state-owned banks, commoditized technology hardware companies, or cyclical energy and materials companies as is the case recently. But it is during these sector rotations that adherence to our disciplined investment process provides opportunities to high-grade the portfolio, which we did during this period.

16	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

The portfolio attributes illustrate this quality advantage and affirm that the companies we own are growing gross profits faster than the average emerging markets company and doing so in a more capital-efficient manner with less balance sheet risk. Given the strategy’s wide discount to our estimate of Fair Value, we are confident that this approach and our current positioning offers investors a compelling opportunity for alpha generation over a long-term horizon.

FINANCIALS & REAL ESTATE

The financials sector was a material detractor from relative performance during the six-month period. Much of the strategy’s Brazilian exposure comes via the financials sector and aggressive central bank tightening and upcoming local elections weighed on our Brazilian holdings this period. Specifically, shares of XP (Brazil) and Banco Inter (Brazil) were meaningful laggards despite robust fundamental growth from both companies. Given the sharply negative market movement in Brazil, we consolidated into holdings that we believe have the strongest structural growth drivers, opting to exit exchange operator B3 SA - Brasil, Bolsa, Balcao (Brazil) and add weight to XP, Banco Inter, and digital bank/payments company PagSeguro Digital (Brazil). In Hong Kong, our exposure to pan-Asian life insurer AIA Group (Hong Kong) was a detractor as shares reacted negatively to ongoing COVID-19 restrictions in China, their largest growth market. We added to the position given robust long-term growth potential at AIA China, as well as eventual easing of mobility restrictions. We also made a small add to Hong Kong Exchanges & Clearing (Hong Kong) on price weakness. Our Indian financial holdings were positive contributors to relative performance, and we opted to trim Kotak Mahindra Bank (India) and Bajaj Finance (India) as shares traded near our Fair Value estimates and we exited Bandhan Bank (India) due to growing asset quality concerns. Eastern European holdings TCS Group (Russia) and OTP Bank (Hungary) were negatively impacted due to geopolitical issues – militarization at the Ukrainian border and a local interest rate cap on mortgages, respectively – and we added to both positions at attractive discounts to our Fair Value estimates as we do not see any long-term changes to our investment theses.

In real estate, we exited KE Holdings (China) during the period. Despite its appealing real estate transaction platform and strong positioning in China’s inefficient marketplace, China’s drive to deleverage its debt-laden property developers through tougher regulatory reforms is resulting in a significant slowdown in transactions that may last longer than anticipated. The company’s database of transaction and personal data also began garnering attention from regulators and given our original investment thesis did not contemplate these factors we opted to delete our position and reinvest the capital in companies where we believe exposure to regulatory risk to be less onerous.

17	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

CONSUMER

Consumer discretionary was a minor detractor to relative performance, while consumer staples was a strong contributor during the six-month period. We benefitted from an underweight exposure in China, whose consumer companies were negatively impacted by the expanding scope of regulations. Chinese education companies were the worst-performing industry, as the government mandated the after-school tutoring businesses be made not-for-profit; however, we had no exposure due to our avoidance of companies that face onerous regulatory risk. Other companies impacted by Chinese regulations were holdings Meituan (China) and Dada Nexus (China), which rely on large fleets of delivery personnel and are facing increasing cost pressure as government regulations are requiring more stringent social security insurance costs. Although both can likely absorb these costs, we fear margin improvement could be pushed further out. At the same time, Meituan is also facing intense competition from the community group buy (CGB) (group purchase and delivery of groceries in bulk to the local community) companies, which may pressure growth and margins even further; given this outlook we exited the position early in July. For similar reasons we also exited Dada Nexus in this strategy but opted to keep the position in our Emerging Markets Small Cap strategy given the different competition for capital dynamics between the two strategies and because Dada Nexus may benefit if the CGB companies consolidate or compete less aggressively. We added weight to e-commerce holdings MercadoLibre (Argentina) and Ozon Holdings (Russia) due to wide discounts to Fair Value and our belief that both companies are well positioned in their respective markets to continue gaining market share.

We started two new positions this period: Shenzhou International Group (China), a former holding in this strategy, and Jubilant Foodworks (India). Shenzhou is the largest vertically integrated fabric and garment manufacturer in China, with additional production facilities in Vietnam and Cambodia. By integrating fabric and garment production, Shenzhou can deliver the shortest manufacturing lead time at the lowest cost for its large-scale global customers, thereby providing them with a competitive advantage as faster inventory availability helps offset fashion risk. We believe Shenzhou is uniquely positioned versus smaller competitors thanks to its bargaining power with customers and pricing and margin advantages that enable it to invest in automation technology, further widening its competitive advantage. Jubilant Foodworks is the dominant quick-service restaurant operator in India and is now expanding internationally. Its core business is the Domino’s pizza franchise, complimented by a multi-brand strategy including Dunkin Donuts, Popeye’s, and several home-grown brands such as Hong’s Kitchen and the ready-to-cook brand ChefBoss. The chain restaurant market in India remains extremely fragmented and Jubilant is well-positioned for long-term

18	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

growth given its operation and execution capabilities, multi-brand strategy, strong balance sheet, and prudent capital allocation. We exited Arco Platform (Brazil), partly to fund these two new positions.

In consumer staples, we exited the remaining Wuliangye Yibin (China) position after we meaningfully trimmed the position at our Fair Value estimate earlier in the year. We are unsure about potential regulatory risks for alcohol companies given added scrutiny around work-drinking culture stemming from an incident at Alibaba and the possibility of an onerous consumption tax that may result in more substantial and longer-term downside to revenue and earnings growth. We started a position in another former holding, Britannia (India), a leader with a dominant market position in India’s biscuit and baked goods market. Britannia’s portfolio of well-known brands, many of which have been around for decades, is benefitting from consumers trading-up to its products resulting in meaningful margin improvement since its CEO, Varun Berry, took over in 2013. We decided to re-initiate the position because we are now more confident about management’s ability to expand its portfolio of products into adjacent categories that we believe will support faster-than-industry revenue and earnings growth and transform the company into a total foods company. We also started a modest position in Dino Polska (Poland), a company we have followed since its IPO four years ago. Management has been executing on its growth strategy of opening smaller footprint, neighborhood-type grocery stores in Poland that compete on convenience (location) and value, and we see continued 20%-plus annual store expansion and revenue and earnings growth well into our forecasted investment horizon. We added weight to existing holdings Wal-Mart de Mexico (Mexico), Foshan Haitian Flavouring & Food (China), and Clicks Group (South Africa) at attractive discounts to our Fair Value estimates, trimmed Avenue Supermarts (India) as shares traded near our estimate of Fair Value, and exited Sichuan Teway Food Group (China) as we opted to consolidate our positioning into higher conviction holdings.

INFORMATION TECHNOLOGY & COMMUNICATION SERVICES

Information technology was a negative contributor to relative performance in the six-month period. Our IT-service holdings EPAM Systems (U.S.) and Tata Consultancy Services (India) are benefiting from the longer-term impact of COVID-19 demanding companies to reimagine remote workplaces, which is forcing companies to transition away from unscalable legacy technologies that are not conducive to a flexible work environment. Both EPAM and Tata Consultancy benefit from this elongated upcycle as organizations worldwide are adopting cloud-architected software to enable the modern work environment. Despite this positive outlook, we trimmed EPAM as shares approached our Fair Value estimate. Semiconductor holdings Silergy (Taiwan) and Realtek Semiconductors (Taiwan) were also positive

19	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

contributors and we used price strength to make a small trim of Realtek to manage its position size. Our software holdings were mostly weaker, led by Brazilian payments/digital bank holding PagSeguro Digital (Brazil) and Chinese communication software holding Agora (China). We opted to add weight to PagSeguro due to a wide discount to our Fair Value estimate but exited Agora to make room for several new positions detailed below.

We added three new software holdings in the six-month period: Beijing Kingsoft Office Software (China), VTEX (Brazil), and Freshworks (U.S.), and one payments company – kakaopay (South Korea). Kingsoft Office is like Microsoft Office 365 but is domiciled and focused on the local Chinese market with 60% market share and over 500 million users. After years of struggling to monetize its office software suite due to rampant piracy and a general reluctance to pay, cloud-enabled applications transformed the company’s business model from free/legacy software to subscription/SaaS. We expect this user transition to improve monetization over a multi-year period, which could result in attractive revenue, earnings, and free cash flow growth. VTEX provides a subscription-based software solution for e-commerce platforms with a focus on Latin America. Its technology allows both small and large enterprises to seamlessly build, operate, and grow online and omnichannel capabilities with efficient deployment of a product suite that is reliable and globally competitive. Because the VTEX revenue model is a combination of subscription-based fees and take-rate (a fee per e-commerce transaction value), we believe the trend toward e-commerce in Latin America provides a tailwind that supports durable revenue growth in a geographic region that can be volatile. Although Freshworks is headquartered and listed in the U.S., it was founded by CEO Girish Mathrubootham in Chennai, India where most of its software engineers live and work. Freshworks’ software suite targets small and mid-sized enterprises looking for a user-friendly solution for sales, support desk, and internal IT help-desk management. We like Freshworks’ positioning in this less competitive, smaller end of the market as its target audience is looking for a solution that does not require an army of IT consultants to install and maintain. The company also benefits from its ability to source qualified software engineers in India, enabling it to keep overhead costs down and remain competitive on price. Finally, kakaopay was founded in 2014 within Kakao Corp. (South Korea), a current strategy holding, and listed its shares via an IPO in late 2021 in which we participated. Kakaopay benefits from a strong network effect from its parent company’s chat application (Kakao Talk), enabling the company to cost-effectively acquire users for its payments, investments, and insurance services. Over time we think this toll-booth revenue model, which assumes no balance sheet risk and offers its users a fully digital approach to financial services, can drive structural market share gains resulting in higher levels of profitability.

20	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Our overweight of the underperforming communication services sector was also a detractor to relative performance in the six-month period. Gaming company NCSoft Corp. (South Korea) lagged after its launch of the widely anticipated Blade & Soul 2 mobile game was met with extremely poor feedback from gamers complaining about the lack of innovative play and a revenue model that was based on the unpopular pay-to-play format. Given the strategy’s competition for capital and our concerns about management’s ability to execute new game launches outside its core Lineage franchise, we exited the position. NetEase (China) and Tencent (China) were also negative contributors to performance due to government regulations aimed at curbing time spent gaming for adolescents. Both companies are complying with the more stringent regulations and, importantly, adolescents make up a negligible contribution to current revenue. That said, we are mindful that future regulations could be more impactful to the fundamentals and trimmed both positions to manage that risk. Later in the year, we added weight back to Tencent given our sense that management has managed the heightened regulatory environment in China more effectively and further adverse regulatory actions appear unlikely.

We trimmed Sea Ltd. (Singapore), which operates a mobile gaming business and a nascent e-commerce and payments business, due to its aggressive global expansion efforts into more developed competitive European markets while competition in its core markets (Indonesia and Brazil) also intensifies. We also added weight back to Kakao Corp. (South Korea) on price weakness that created a wide discount to our Fair Value estimate.

INDUSTRIALS, MATERIALS, & ENERGY

Industrials and energy contributed positively to relative performance while the materials sector was a detractor. Within industrials, L&T Technology Services (India) and Voltronic Power Technology (Taiwan) were both meaningful contributors to performance. L&T benefitted from strong financial results, driven by increased momentum in U.S. and European electric vehicle markets that convinced management to raise guidance for the remainder of the year. Importantly, the company’s outsourced R&D model tends to be electronic-centric, increasing both the content and profit margin for its design services in vehicles of the future. We took the opportunity to trim our position as shares traded above our estimate of Fair Value. Voltronic is benefitting from higher selling prices resulting in improvements in gross and operating margins. In addition, China’s auditing of the country’s most polluting power source (coal) improves demand for the company’s uninterruptible power supplies and custom microgrid solar inverter solutions. Hefei Meyer Optoelectronic Technology (China), a producer of imaging equipment in the food, dental, and health care sectors was a laggard despite strong guidance and a positive outlook from management.

21	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

We opted not to add weight here due to lower visibility in end market demand for its dental and health care products which continue to be disrupted by COVID-19-related lockdowns in China.

In energy, Reliance Industries (India) was a contributor to relative performance as the company is benefitting from its more cyclical refining and exploration and production businesses and is continuing to aggressively build out its digital services platform and retail businesses. While strength in the energy market has driven shares higher, more importantly, we consider Reliance as having outsized optionality value as the consumer and technology ecosystem in India is only in the early stages of its development.

In materials, SKSHU Paint (China) was a minor negative contributor while Asian Paints (India) was a positive contributor to relative performance in the six-month period. Within construction materials, coatings provide an attractive recurring element to business due to the ongoing repainting cycle – a contrast to cement, lumber, insulation, or piping, which are typically one-and-done. However, initial painting is still an important element to the business model, and the challenges facing several Chinese property developers created volatility. We were able to add weight on price weakness due to this volatility as SKSHU Paint is less directly exposed to the Chinese property developers. Conversely, in India, the property markets are currently experiencing strong growth in new housing demand and building activity which is benefitting Asian Paints, India’s largest coatings company.

We added two new holdings in materials: Sk Ie Technology (Korea) and NanoFilm (Singapore) - both of which are technology-like materials companies and consistent with our investment process which seeks companies generating value, not volume, for their customers. Sk Ie Technology is the global market share leader in wet-type battery separators – one of the four major components in an ion-based battery cell – and is uniquely positioned to capture the next wave of battery capacity growth coming from developed markets. We expect the company to be the premier supplier to European and U.S. battery projects driving a higher relative average selling price and enabling an industry-leading and improving margin profile. Nanofilm provides molecular-level coating technology (deposition) at room temperature, enhancing the functionality and useful life of consumer products. Room temperature deposition solves the problem of coating materials that otherwise would melt, such as plastic and rubber. Nanofilm is the only company in the world that has deployed this patent-protected technology on a commercial scale and benefits from sole-source supply arrangements to leading global companies. The opportunity for using lighter, cheaper, and easily-printable substrates across a wide variety of applications is compelling, allowing the company to address a large and growing market at highly attractive profit margins. Within the period we also added and subsequently exited SK Materials (Korea). SK

22	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Materials holds a first- or second-place position globally in the production of ultra-pure chemicals essential to manufacturing semiconductors and is one of only a handful of companies in the world that has the capability and scale to supply key technology customers in Asia. The company has recently focused on improving the breadth and depth of its product line by broadening its internal capability and establishing key joint ventures in countries outside of Korea. After initiating the position, its parent company, SK Inc., announced it would acquire SK Materials; while we find the combined semiconductor and battery assets attractive, SK Inc. does not fit our investment process due to its capital intensity, leverage, and low margin business model, so we sold out of our position at the transaction price.

HEALTH CARE

The strategy’s health care holdings contributed negatively to relative performance this period due to unfavorable stock selection and our overweight in the underperforming health care sector. Early in the six-month period we trimmed Wuxi Biologics (China) and WuXi AppTec (China) as both stocks traded near our Fair Value estimates, and we exited AK Medical (China) and New Horizon Health (China) given a competition for capital in this strategy. We added to Shenzhen Mindray Bio-Medical Electronics (China) at a wide discount to Fair Value after the company posted strong quarterly financial results validating our investment thesis that domestic demand for its products and services remains firm and its export business is benefitting from cross-selling opportunities as Mindray entered hundreds of new top-tier hospitals overseas due to COVID-19. We recognize that health care is a regulated sector, and consequently we rely on our sector factors to narrow our focus to companies within the sector where regulation is either minimal or at least transparent, which typically leads us to innovative companies with globally competitive products and/or enabling services and technologies.

CLOSING THOUGHTS

The elimination of a US $100 billion tutoring industry, strict limits on PC/mobile game time for adolescents, the purging of anti-competitive behavior in consumer technology platforms, the abrupt introduction of moral hazard by allowing the bankruptcy of an over-levered and poorly managed real estate developer (Evergrande), and sharply lower prices of many health care drugs, devices, and diagnostics – is China even investable? The headlines certainly paint a dreary narrative of a President intent on re-shaping China through harsh and uncompromising regulations impacting a wide swath of companies across different industries. The reality on the ground is likely more nuanced. While there is some local angst, parsing through public documents, scanning state-owned media propaganda, and listening

23	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

to on-the-ground voices points to a government that is actively managing the economy top-down for its people and not for special interest groups. And yes, it is starkly different from American ideals of individualism, liberty, and capitalism, but we do not think it makes China un-investable. In fact, an argument can be made that the policy goals highlighted by “common prosperity” simply point to a more balanced economy with more sustainable engines of growth that are not reliant on dominant, monopolistic companies that suck up all the oxygen, or construction investment that has likely run its course.

Our investment process is bottom-up and we aim to eliminate the vagaries of predicting macroeconomic factors such as interest rates, inflation, growth, and politics, but it would be disingenuous for us to say that we did not spend an inordinate amount of time this period thinking about and debating Chinese policy risk. We do not have all the answers, but we have settled on a framework that helps eliminate the noise and allows the team to focus on fundamentals. Part of this process drove us to reduce our weight in China, which we did early in July, especially in holdings trading at narrow discounts to our Fair Value estimates or where we thought companies faced risk that was too binary. This is not a finite task but rather an ongoing iterative process, and certain decisions are subject to change, especially when the facts change. That said, the emerging markets asset class is dynamic and there is a real competition for capital that did not exist five or six years ago – both in and outside of China. The innovation cycle is accelerating, borderless, and resulting in a much-improved investment opportunity set of companies that fit our investment process. As significant shareholders in the strategy, the team is focused on executing the investment process, which requires us to own durable business models, with above average gross and operating margins, and that are led by management teams that are skilled capital allocators with interests aligned with minority shareholders, be those in or outside of China.

We greatly appreciate the privilege of managing assets on behalf of our shareholders.

Sincerely,

Russell E. Hoss, CFA

The above commentary represents management’s assessment of the Funds and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

24	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Fund will achieve its stated objectives. Foreign investments present risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. Small-cap stocks also are subject to substantial risks such as market, business, size volatility, management experience, product diversification, financial resource, competitive strength, liquidity, and potential to fall out of favor that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably. The fund is non-diversified.

25	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

DEFINITION OF THE COMPARATIVE INDICES

Beta measures the broad market’s overall volatility or risk.

MSCI Emerging Markets Index The MSCI Emerging Markets Index measures the performance of mid and large cap companies across 26 countries classified as emerging markets. The index includes approximately 1,150 constituents and covers approximately 85% of the free float-adjusted market capitalization in each country.

Russell 2000 Index The Russell 2000 Index measures the performance of the small cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell Midcap Index The Russell Midcap Index measures the performance of the mid cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index representing approximately 31% of the total market capitalization of that index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

26	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
DECEMBER 31, 2021
(Unaudited)

Growth of a $10,000 Investment

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund’s Advisor Shares commenced operations on November 30, 2004.
†

The Fund’s Institutional Shares commenced operations on August 31, 2016. The performance information provided in the graph for periods prior to August 31, 2016 reflects the performance of the Advisor Shares of the Fund.

^	The graph is based on only the Advisor Shares.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 26.

27	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
DECEMBER 31, 2021
(Unaudited)

Growth of a $10,000 Investment

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund’s Advisor Shares commenced operations on June 30, 2008.
†

The Fund’s Institutional Shares commenced operations on January 3, 2011. The performance information provided in the graph for periods prior to January 3, 2011 reflects the performance of the Advisor Shares of the Fund.

^	The graph is based on only the Advisor Shares.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 26.

28	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
EMERGING MARKETS FUND
DECEMBER 31, 2021
(Unaudited)

Growth of a $10,000 Investment

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund’s Advisor Shares commenced operations on September 8, 2014.
†

The Fund’s Institutional Shares commenced operations on December 16, 2019. The performance information provided in the graph for periods prior to December 16, 2019 reflects the performance of the Advisor Shares of the Fund.

^	The graph is based on only the Advisor Shares.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 26.

29	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
DECEMBER 31, 2021
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS *

New Relic	3.90%
John Bean Technologies	3.25%
Pure Storage, Cl A	3.14%
Evoqua Water Technologies	2.70%
Simply Good Foods	2.70%
MSA Safety	2.58%
CONMED	2.55%
Hostess Brands, Cl A	2.39%
Integra LifeSciences Holdings	2.39%
Lancaster Colony	2.13%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

30	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
DECEMBER 31, 2021
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS *

Fortive	3.08%
AMETEK	2.96%
Edwards Lifesciences	2.82%
Advance Auto Parts	2.76%
Workday, Cl A	2.59%
Waters	2.58%
Palo Alto Networks	2.47%
Arthur J Gallagher	2.46%
Generac Holdings	2.42%
Everest Re Group	2.40%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

31	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
EMERGING MARKETS FUND
DECEMBER 31, 2021
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS *

Taiwan Semiconductor Manufacturing	7.74%
Tencent Holdings	6.00%
Reliance Industries	4.86%
Alibaba Group Holding	3.36%
Wal-Mart de Mexico	3.16%
TCS Group Holding PLC GDR	3.07%
AIA Group	2.94%
HDFC Bank	2.92%
MercadoLibre	2.90%
JD.com, Cl A	2.65%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

32	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
EMERGING MARKETS FUND
DECEMBER 31, 2021
(Unaudited)

COUNTRY ALLOCATION **

China	29.49%
India	18.63%
Taiwan	15.08%
South Korea	5.68%
Hong Kong	4.85%
Russia	3.74%
Brazil	3.53%
Mexico	3.16%
Uruguay	2.90%
United States	2.74%
Indonesia	2.37%
Hungary	2.19%
United Kingdom	2.07%
Singapore	1.76%
South Africa	1.26%
Poland	0.55%

**Percentages are based on total investments.

33	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
DECEMBER 31, 2021

SCHEDULE OF INVESTMENTS

COMMON STOCK — 99.2%
	Shares	Value
COMMUNICATION SERVICES — 1.7%
John Wiley & Sons, Cl A	1,145,000	$65,574,150

CONSUMER DISCRETIONARY — 4.5%
European Wax Center, Cl A *	48,910	1,484,418

Sally Beauty Holdings *	2,155,000	39,781,300

Shake Shack, Cl A *	385,000	27,781,600

Wingstop	310,000	53,568,000

Wolverine World Wide	1,865,000	53,730,650

		176,345,968

CONSUMER STAPLES — 13.6%
Central Garden & Pet, Cl A *	835,000	39,954,750

elf Beauty *	1,460,000	48,486,600

Honest *	1,200,000	9,708,000

Hostess Brands, Cl A *	4,585,000	93,625,700

J&J Snack Foods	285,000	45,018,600

Lancaster Colony	505,000	83,628,000

MGP Ingredients	700,000	59,493,000

Simply Good Foods *	2,545,000	105,795,650

Utz Brands, CI A	2,610,000	41,629,500

Zevia PBC, Cl A *	915,000	6,450,750

		533,790,550

The accompanying notes are an integral part of the financial statements.

34	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
DECEMBER 31, 2021

COMMON STOCK — continued
	Shares	Value
FINANCIALS — 13.9%
Argo Group International Holdings	1,025,000	$59,562,750

BRP Group, Cl A *	1,262,715	45,596,639

Bryn Mawr Bank	480,000	21,604,800

Community Bank System	465,000	34,633,200

CVB Financial	1,500,000	32,115,000

German American Bancorp	660,000	25,726,800

Independent Bank	730,000	59,516,900

James River Group Holdings	925,000	26,649,250

Palomar Holdings *	395,000	25,584,150

Prosperity Bancshares	575,000	41,572,500

Selective Insurance Group	720,000	58,996,800

Stock Yards Bancorp	365,000	23,316,200

UMB Financial	660,000	70,032,600

Washington Trust Bancorp	355,000	20,011,350

		544,918,939

HEALTH CARE — 20.8%
AtriCure *	575,000	39,979,750

Avanos Medical *	606,000	21,010,020

Axonics *	330,000	18,480,000

Cardiovascular Systems *	1,650,000	30,987,000

CONMED	705,000	99,940,800

Envista Holdings *	385,000	17,348,100

Globus Medical, Cl A *	830,000	59,926,000

Inspire Medical Systems *	320,000	73,619,200

Integra LifeSciences Holdings *	1,395,000	93,451,050

Masimo *	70,000	20,494,600

Omnicell *	200,000	36,088,000

Outset Medical *	885,000	40,789,650

Penumbra *	220,000	63,210,400

Prestige Consumer Healthcare *	400,000	24,260,000

Pulmonx *	990,000	31,749,300

SI-BONE *	935,000	20,766,350

STERIS PLC	250,000	60,852,500

Tactile Systems Technology *	845,000	16,080,350

The accompanying notes are an integral part of the financial statements.

35	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
DECEMBER 31, 2021

COMMON STOCK — continued
	Shares	Value
HEALTH CARE — continued

Vapotherm *	725,000	$15,014,750

Veracyte *	825,000	33,990,000

		818,037,820

INDUSTRIALS — 19.1%
Albany International, Cl A	255,000	22,554,750

Altra Industrial Motion	1,105,000	56,984,850

Barnes Group	1,465,000	68,254,350

CSW Industrials	340,000	41,092,400

ESCO Technologies	490,000	44,095,100

Evoqua Water Technologies *	2,265,000	105,888,750

Gibraltar Industries *	380,000	25,338,400

John Bean Technologies	830,000	127,454,800

Montrose Environmental Group *	256,490	18,085,110

MSA Safety	670,000	101,143,200

RBC Bearings *	95,000	19,187,150

Ritchie Bros. Auctioneers	1,145,000	70,085,450

Standex International	315,000	34,857,900

Transcat *	155,000	14,326,650

		749,348,860

INFORMATION TECHNOLOGY — 21.4%
Asana, Cl A *	235,000	17,519,250

Blackbaud *	805,000	63,578,900

BlackLine *	490,000	50,734,600

Cerence *	530,000	40,619,200

Envestnet *	505,000	40,066,700

New Relic *	1,390,000	152,844,400

Pure Storage, Cl A *	3,775,000	122,876,250

Q2 Holdings *	1,005,000	79,837,200

SailPoint Technologies Holdings *	1,455,000	70,334,700

Sumo Logic *	2,435,000	33,018,600

Tenable Holdings *	1,275,000	70,214,250

Workiva, Cl A *	440,000	57,415,600

Yext *	4,280,000	42,457,600

		841,517,250

The accompanying notes are an integral part of the financial statements.

36	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
DECEMBER 31, 2021

COMMON STOCK — continued
	Shares	Value

MATERIALS — 4.2%
Chase	131,720	$13,114,043

Innospec	465,000	42,008,100

Sensient Technologies	490,000	49,029,400

TriMas	1,645,000	60,865,000

		165,016,543

TOTAL COMMON STOCK (Cost $2,812,775,959)		3,894,550,080

CASH EQUIVALENTS** — 0.6%
Fidelity Investments - Money Market Treasury Only Portfolio, Cl I, 0.010%	20,000,000	20,000,000

Goldman Sachs Square Treasury Instruments Fund, Institutional Shares, 0.010%	3,267,840	3,267,840

TOTAL CASH EQUIVALENTS (Cost $23,267,840)		23,267,840

TOTAL INVESTMENTS — 99.8% (Cost $2,836,043,799)		$3,917,817,920

Percentages are based on Net Assets of $3,924,425,183.

* Non-income producing security.
** Rate reported is the 7-day effective yield as of December 31, 2021.

Cl — Class
PLC — Public Limited Company

As of December 31, 2021, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. Generally Accepted Accounting Principles.

During the year ended December 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

37	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
DECEMBER 31, 2021

SCHEDULE OF INVESTMENTS

COMMON STOCK — 98.7%
	Shares	Value
CONSUMER DISCRETIONARY — 8.8%
Advance Auto Parts	855,000	$205,097,400
Leslie’s *	5,605,000	132,614,300
Planet Fitness, Cl A *	625,000	56,612,500

Terminix Global Holdings *	2,185,000	98,827,550

Tractor Supply	360,000	85,896,000

Ulta Beauty *	180,000	74,221,200

		653,268,950

CONSUMER STAPLES — 11.8%
Boston Beer, Cl A *	135,000	68,188,500

Church & Dwight	700,000	71,750,000

Clorox	755,000	131,641,800

Freshpet *	1,000,000	95,270,000

Hershey	465,000	89,963,550

Hormel Foods	1,775,000	86,637,750

JM Smucker	990,000	134,461,800

Lamb Weston Holdings	1,155,000	73,203,900

McCormick	1,290,000	124,626,900

		875,744,200

FINANCIALS — 11.6%
Arthur J Gallagher	1,075,000	182,395,250

Cullen/Frost Bankers	710,000	89,509,700

Everest Re Group	650,000	178,048,000

Northern Trust	840,000	100,472,400

The accompanying notes are an integral part of the financial statements.

38	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
DECEMBER 31, 2021

COMMON STOCK — continued
	Shares	Value
FINANCIALS — continued

Prosperity Bancshares	965,000	$69,769,500

SVB Financial Group *	160,000	108,518,400
Tradeweb Markets, Cl A	1,310,000	131,183,400

		859,896,650

HEALTH CARE — 24.6%
Abcam PLC ADR	1,270,000	29,908,500

Align Technology *	260,000	170,866,800

Bio-Rad Laboratories, Cl A *	130,000	98,224,100

Bio-Techne	230,000	118,988,200

Catalent *	735,000	94,102,050

Cooper	230,000	96,356,200

DENTSPLY SIRONA	2,900,000	161,791,000

Edwards Lifesciences *	1,615,000	209,223,250

Integra LifeSciences Holdings *	1,450,000	97,135,500

Maravai LifeSciences Holdings, Cl A *	1,900,000	79,610,000

Masimo *	435,000	127,359,300

STERIS PLC	545,000	132,658,450

Tandem Diabetes Care *	785,000	118,158,200

Veeva Systems, Cl A *	395,000	100,914,600

Waters *	515,000	191,889,000

		1,827,185,150

INDUSTRIALS — 19.7%
AMETEK	1,495,000	219,824,800

Clarivate PLC *	4,370,000	102,782,400

CoStar Group *	1,140,000	90,094,200

Fortive	3,000,000	228,870,000

Generac Holdings *	510,000	179,479,200

Graco	985,000	79,410,700

IDEX	425,000	100,436,000

Nordson	465,000	118,700,550

Rockwell Automation	360,000	125,586,000

Toro	1,395,000	139,374,450

Verisk Analytics	370,000	84,630,100

		1,469,188,400

The accompanying notes are an integral part of the financial statements.

39	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
DECEMBER 31, 2021

COMMON STOCK — continued
	Shares	Value

INFORMATION TECHNOLOGY — 20.6%
Akamai Technologies *	705,000	$82,513,200

Anaplan *	2,120,000	97,202,000

Asana, Cl A *	2,110,000	157,300,500

Nutanix, Cl A *	3,040,000	96,854,400

Okta, Cl A *	495,000	110,964,150

Palo Alto Networks *	330,000	183,730,800

Pure Storage, Cl A *	4,915,000	159,983,250

Smartsheet, Cl A *	955,000	73,964,750

Synopsys *	260,000	95,810,000

Workday, Cl A *	705,000	192,591,900

Zendesk *	1,115,000	116,283,350

Zscaler *	515,000	165,484,950

		1,532,683,250

MATERIALS — 1.6%

AptarGroup	965,000	118,193,200

TOTAL COMMON STOCK (Cost $4,790,239,556)		7,336,159,800

CASH EQUIVALENTS** — 1.2%
Fidelity Investments - Money Market Treasury Only Portfolio, Cl I, 0.010%	20,000,000	20,000,000

Goldman Sachs Square Treasury Instruments Fund, Institutional Shares, 0.010%	70,047,417	70,047,417

TOTAL CASH EQUIVALENTS (Cost $90,047,417)		90,047,417

TOTAL INVESTMENTS — 99.9% (Cost $4,880,286,973)		$7,426,207,217

Percentages are based on Net Assets of $7,436,582,063.

* Non-income producing security.
** Rate reported is the 7-day effective yield as of December 31, 2021.

ADR — American Depositary Receipt
Cl — Class
PLC — Public Limited Company

The accompanying notes are an integral part of the financial statements.

40	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
DECEMBER 31, 2021

As of December 31, 2021, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. Generally Accepted Accounting Principles.

During the year ended December 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

41	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
DECEMBER 31, 2021

SCHEDULE OF INVESTMENTS

COMMON STOCK — 97.6%
	Shares	Value
BRAZIL — 3.0%
Pagseguro Digital, Cl A *	4,835	$126,774

XP, Cl A *	5,035	144,706

		271,480

CHINA — 28.9%

Alibaba Group Holding *	19,760	301,356

Beijing Kingsoft Office Software, Cl A	3,254	135,299

Foshan Haitian Flavouring & Food, Cl A	7,105	117,176

Hefei Meyer Optoelectronic Technology, Cl A	15,515	91,191

JD.com, Cl A *	6,770	237,931

NetEase	4,390	88,686

Sangfor Technologies, Cl A	2,880	86,309

Shenzhen Inovance Technology, Cl A	12,952	139,410

Shenzhen Mindray Bio-Medical Electronics, Cl A	2,795	166,998

Shenzhou International Group Holdings	8,150	156,701

Skshu Paint, Cl A	6,803	148,531

Tencent Holdings	9,185	538,167

Venus MedTech Hangzhou, Cl H *	10,095	38,327

WuXi AppTec, Cl H	8,135	140,865

Wuxi Biologics Cayman *	14,010	166,313

Yum China Holdings	1,885	92,506

		2,645,766

The accompanying notes are an integral part of the financial statements.

42	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
DECEMBER 31, 2021

COMMON STOCK — continued
	Shares	Value
HONG KONG — 4.8%
AIA Group	26,190	$264,040

Hong Kong Exchanges & Clearing	2,935	171,440

		435,480

HUNGARY — 2.2%
OTP Bank	3,835	196,270

INDIA — 18.3%
Asian Paints	3,740	170,204

Avenue Supermarts *	1,060	66,613

Bajaj Finance	2,270	213,067

Britannia Industries	2,515	122,002

HDFC Bank	13,165	262,005

Jubilant Foodworks	930	44,928

Kotak Mahindra Bank	3,530	85,292

L&T Technology Services	1,310	98,669

Reliance Industries	13,680	435,811

Tata Consultancy Services	3,450	173,501

		1,672,092

INDONESIA — 2.3%
Bank Central Asia	413,525	212,477

MEXICO — 3.1%
Wal-Mart de Mexico	76,235	283,930

POLAND — 0.5%
Dino Polska *	540	49,229

RUSSIA — 3.7%
Ozon Holdings PLC ADR *	2,030	60,108
TCS Group Holding PLC GDR	3,265	275,382

		335,490

SINGAPORE — 1.7%
Nanofilm Technologies International	21,535	61,020

Sea ADR *	435	97,314

		158,334

The accompanying notes are an integral part of the financial statements.

43	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
DECEMBER 31, 2021

COMMON STOCK — continued
	Shares	Value

SOUTH AFRICA — 1.2%

Clicks Group	5,710	$112,887

SOUTH KOREA — 5.6%
Kakao	1,920	180,956

Kakao Pay *	240	35,041

Koh Young Technology *	5,050	100,167

LG Household & Health Care *	65	59,981

SK IE Technology *	945	133,371

		509,516

TAIWAN — 14.8%
Airtac International Group	4,782	177,111

Realtek Semiconductor	5,510	115,168

Silergy	1,080	196,893

Taiwan Semiconductor Manufacturing	31,255	694,753

Voltronic Power Technology	3,025	168,867

		1,352,792

UNITED KINGDOM — 2.0%
Unilever PLC ADR	2,335	125,600

VTEX, Cl A *	5,585	59,871

		185,471

UNITED STATES — 2.7%
EPAM Systems *	250	167,112

Freshworks, Cl A *	3,000	78,780

		245,892

URUGUAY — 2.8%
MercadoLibre*	193	260,241

TOTAL COMMON STOCK (Cost $7,263,387)		8,927,347

The accompanying notes are an integral part of the financial statements.

44	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
DECEMBER 31, 2021

PREFERRED STOCK — 0.5%
	Shares	Value

BRAZIL — 0.5%
Banco Inter †	26,580	$45,525

TOTAL PREFERRED STOCK (Cost $62,069)		45,525

TOTAL INVESTMENTS — 98.1% (Cost $7,325,456)		$8,972,872

Percentages are based on Net Assets of $9,143,612.

* Non-income producing security.
† There is currently no rate available.

ADR — American Depositary Receipt
Cl — Class
GDR — Global Depositary Receipt
PLC — Public Limited Company

The following is a list of the inputs used as of December 31, 2021, in valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Brazil	$271,480	$–	$–	$271,480
China	2,645,766	–	–	2,645,766
Hong Kong	435,480	–	–	435,480
Hungary	–	196,270	–	196,270
India	1,672,092	–	–	1,672,092
Indonesia	–	212,477	–	212,477
Mexico	283,930	–	–	283,930
Poland	–	49,229	–	49,229
Russia	335,490	–	–	335,490
Singapore	158,334	–	–	158,334
South Africa	112,887	–	–	112,887
South Korea	–	509,516	–	509,516
Taiwan	–	1,352,792	–	1,352,792
United Kingdom	185,471	–	–	185,471
United States	245,892	–	–	245,892
Uruguay	260,241	–	–	260,241

Total Common Stock	6,607,063	2,320,284	–	8,927,347
Preferred Stock
Brazil	45,525	–	–	45,525

Total Investments in Securities	$6,652,588	$2,320,284	$–	$8,972,872

During the year ended December 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

45	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2021

STATEMENTS OF ASSETS AND LIABILITIES

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain Emerging Markets Fund
Assets:
Investments, at value (Cost $2,836,043,799, $4,880,286,973 and $7,325,456, respectively)	$3,917,817,920	$7,426,207,217	$8,972,872
Cash	277,275	–	266,498
Receivable for Capital Shares Sold	8,685,319	12,205,124	71
Receivable for Dividends	2,745,872	3,421,411	3,355
Reclaim Receivable	23,220	53,756	18
Receivable for Investment Securities Sold	–	5,030,578	–
Receivable from Advisor	–	–	1,082
Prepaid Expenses	40,118	61,710	22,037

Total Assets	3,929,589,724	7,446,979,796	9,265,933

Liabilities:
Payable due to Investment Adviser	2,623,514	4,342,044	–
Payable due to Transfer Agent	797,861	614,507	10,971
Payable for Capital Shares Redeemed	700,057	2,752,199	10,000
Payable for Investment Securities Purchased	545,277	1,978,891	26,474
Payable due to Administrator	199,567	378,696	472
Payable due to Distributor — Advisor Shares	155,872	91,047	2,996
Payable due to Custodian Fees	37,908	73,018	6,406
Payable due to Trustees	3,950	7,608	10
Chief Compliance Officer Fees Payable	1,218	2,345	3
Accrued Foreign Capital Gains Tax on Appreciated Securities	–	–	58,659
Other Accrued Expenses	99,317	157,378	6,330

Total Liabilities	5,164,541	10,397,733	122,321

Net Assets	$3,924,425,183	$7,436,582,063	$9,143,612

NET ASSETS CONSIST OF:

Paid-in Capital	$2,844,333,876	$4,842,735,173	$7,502,140
Total Distributable Earnings	1,080,091,307	2,593,846,890	1,641,472

Net Assets	$3,924,425,183	$7,436,582,063	$9,143,612

ADVISOR SHARES:
Net Assets	$480,911,176	$353,724,642	$6,140,993
Shares Issued and Outstanding (unlimited authorization — no par value)	19,519,719	12,689,188	474,118
Net Asset Value, Offering and Redemption Price Per Share	$24.64	$27.88	$12.95

INSTITUTIONAL SHARES:
Net Assets	$3,443,514,007	$7,082,857,421	$3,002,619
Shares Issued and Outstanding (unlimited authorization — no par value)	137,371,373	245,999,215	231,048

Net Asset Value, Offering and Redemption Price Per Share	$25.07	$28.79	$13.00

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

46	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
YEAR ENDED
DECEMBER 31, 2021

STATEMENTS OF OPERATIONS

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain Emerging Markets Fund
Investment Income
Dividends	$20,818,961	$43,795,417	$66,640
Less: Foreign Taxes Withheld	(181,870)	(13,439)	(12,892)

Total Investment Income	20,637,091	43,781,978	53,748

Expenses
Investment Advisory Fees	29,714,293	47,403,058	87,101
Administration Fees	2,256,861	4,127,024	5,931
Distribution Fees — Advisor Shares	1,217,515	841,770	16,994
Trustees’ Fees	17,650	32,052	46
Chief Compliance Officer Fees	4,919	7,555	1,748
Transfer Agent Fees	4,669,053	3,971,541	65,359
Printing Fees	273,399	356,568	3,763
Registration Fees	161,948	187,756	33,686
Custodian Fees	148,037	271,908	36,525
Professional Fees	54,377	98,031	2,652
Insurance and Other Expenses	50,274	88,744	14,481

Total Expenses	38,568,326	57,386,007	268,286

Less: Advisory Fees Waived	—	—	(87,101)
Less: Reimbursement from Advisor	—	—	(62,914)
Less: Fees Paid Indirectly (1)	(238)	(784)	(12)

Net Expenses	38,568,088	57,385,223	118,259

Net Investment Loss	(17,930,997)	(13,603,245)	(64,511)

Net Realized Gain on Investments	175,954,951	640,942,458	1,224,251
Net Realized Loss on Foreign Capital Gains Tax	—	—	(42,888)
Net Realized Loss on Foreign Currency Transactions	—	—	(4,125)

Net Realized Gain	175,954,951	640,942,458	1,177,238

Net Change in Unrealized Appreciation (Depreciation) on Investments	261,001,689	844,132,344	(1,584,300)
Net Change in Appreciation on Translation of Assets and Liabilities Denominated in Foreign Currencies	—	—	(4)
Net Change in Foreign Capital Gains Tax on Appreciated Securities	—	—	10,731

Net Change in Unrealized Appreciation (Depreciation)	261,001,689	844,132,344	(1,573,573)

Net Realized and Unrealized Gain (Loss) on Investments	436,956,640	1,485,074,802	(396,335)

Net Increase (Decrease) in Net Assets Resulting from Operations	$419,025,643	$1,471,471,557	$(460,846)

Amounts designated as “—” are $0.

(1)    See Note 4 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

47	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Period Ended December 31, 2020(1)	Year Ended July 31, 2020
Operations:
Net Investment Loss	$(17,930,997)	$(1,573,837)	$(4,066,580)
Net Realized Gain on Investments	175,954,951	121,414,777	157,597,883
Net Change in Unrealized Appreciation (Depreciation) on Investments	261,001,689	544,928,511	(109,474,397)

Net Increase in Net Assets Resulting from Operations	419,025,643	664,769,451	44,056,906

Distributions:
Advisor Shares	(20,682,396)	(27,016,260)	(33,383,285)
Institutional Shares	(144,463,109)	(152,123,014)	(120,340,479)

Total Distributions	(165,145,505)	(179,139,274)	(153,723,764)

Capital Share Transactions:(2)
Advisor Shares:
Issued	50,587,877	16,101,753	44,551,159
Reinvestment of Distributions	20,418,559	26,633,132	32,980,012
Redeemed	(86,555,144)	(34,932,419)	(203,702,511)

Increase (Decrease) from Advisor Shares Capital Share Transactions	(15,548,708)	7,802,466	(126,171,340)

Institutional Shares:
Issued	987,993,974	539,229,576	663,258,793
Reinvestment of Distributions	143,164,854	150,535,556	118,488,694
Redeemed	(593,426,906)	(167,968,067)	(372,215,533)

Increase from Institutional Shares Capital Share Transactions	537,731,922	521,797,065	409,531,954

Net Increase in Net Assets from Capital Share Transactions	522,183,214	529,599,531	283,360,614

Total Increase in Net Assets	776,063,352	1,015,229,708	173,693,756

Net Assets:
Beginning of Year/Period	3,148,361,831	2,133,132,123	1,959,438,367

End of Year/Period	$3,924,425,183	$3,148,361,831	$2,133,132,123

(1)

For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Small Company Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).

(2)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

48	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Period Ended December 31, 2020(1)	Year Ended July 31, 2020
Operations:
Net Investment Loss	$(13,603,245)	$(2,425,697)	$(703,459)
Net Realized Gain on Investments	640,942,458	265,185,725(3)	163,143,519
Net Change in Unrealized Appreciation on Investments	844,132,344	686,401,629	308,625,517

Net Increase in Net Assets Resulting from Operations	1,471,471,557	949,161,657	471,065,577

Distributions:
Advisor Shares	(33,034,674)	(13,602,924)	(12,163,282)
Institutional Shares	(650,056,032)	(232,896,294)	(135,086,437)

Total Distributions	(683,090,706)	(246,499,218)	(147,249,719)

Capital Share Transactions:(2)
Advisor Shares:
Issued	50,413,764	14,637,600	53,396,484
Reinvestment of Distributions	32,011,549	13,256,969	11,823,466
Redeemed	(76,590,880)	(25,618,268)	(658,901,525)

Increase (Decrease) from Advisor Shares Capital Share Transactions	5,834,433	2,276,301	(593,681,575)

Institutional Shares:
Issued	1,550,992,470	709,553,989	1,930,634,787
Reinvestment of Distributions	501,503,591	184,317,053	111,402,775
Redeemed	(1,114,479,105)	(431,959,568)	(851,410,299)

Increase from Institutional Shares Capital Share Transactions	938,016,956	461,911,474	1,190,627,263

Net Increase in Net Assets from Capital Share Transactions	943,851,389	464,187,775	596,945,688

Total Increase in Net Assets	1,732,232,240	1,166,850,214	920,761,546

Net Assets:
Beginning of Year/Period	5,704,349,823	4,537,499,609	3,616,738,063

End of Year/Period	$7,436,582,063	$5,704,349,823	$4,537,499,609

(1)

For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Mid Cap Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).

(2)	For share transactions, see Note 6 in the Notes to Financial Statements.
(3)	Includes realized gain as a result of an in-kind redemptions (see Note 12 in the Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

49	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Period Ended December 31, 2020(1)	Year Ended July 31, 2020
Operations:
Net Investment Loss	$(64,511)	$(20,062)	$(7,011)
Net Realized Gain on Investments, Foreign Capital Gains Tax on Appreciated Securities and Foreign Currency Transactions	1,177,238	315,309	38,120
Net Change in Unrealized Appreciation (Depreciation) on Investments, Translation of Assets and Liabilities Denominated in Foreign Currencies and Foreign Capital Gains Tax on Appreciated Securities	(1,573,573)	1,155,792	1,266,906

Net Increase (Decrease) in Net Assets Resulting from Operations	(460,846)	1,451,039	1,298,015

Distributions:
Advisor Shares	(776,929)	—	(35,836)
Institutional Shares(3)	(354,566)	—	(104)

Total Distributions	(1,131,495)	—	(35,940)

Capital Share Transactions:(2)
Advisor Shares:
Issued	2,141,085	1,182,794	1,110,961
Reinvestment of Distributions	776,929	—	35,836
Redeemed	(1,540,110)	(2,215,368)	(511,864)

Increase (Decrease) from Advisor Shares Capital Share Transactions	1,377,904	(1,032,574)	634,933

Institutional Shares:(3)
Issued	803,840	2,128,652	10,000
Reinvestment of Distributions	354,566	—	104
Redeemed	(127,662)	(71,087)	—

Increase from Institutional Shares Capital Share Transactions	1,030,744	2,057,565	10,104

Net Increase in Net Assets from Capital Share Transactions	2,408,648	1,024,991	645,037

Total Increase in Net Assets	816,307	2,476,030	1,907,112

Net Assets:
Beginning of Year/Period	8,327,305	5,851,275	3,944,163

End of Year/Period	$9,143,612	$8,327,305	$5,851,275

(1)

For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Emerging Markets Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).

(2)	For share transactions, see Note 6 in the Notes to Financial Statements.
(3)	Institutional Shares commenced operations on December 16, 2019.

Amounts designated as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

50	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year/Period

	Advisor Shares

	Year Ended December 31, 2021	Period Ended December 31, 2020(1)	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017
Net Asset Value, Beginning of Year/Period	$ 22.93	$ 19.10	$ 20.36	$ 22.83	$ 20.89	$ 17.74

Income (Loss) from Operations:
Net Investment Loss(2)	(0.18)	(0.03)	(0.07)	(0.06)	(0.12)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.99	5.26	0.37	(0.16)	4.01	3.73

Total from Operations	2.81	5.23	0.30	(0.22)	3.89	3.69

Dividends and Distributions from:
Net Investment Income	—	—	—	—	—	—
Net Realized Gains	(1.10)	(1.40)	(1.56)	(2.25)	(1.95)	(0.54)

Total Dividends and Distributions	(1.10)	(1.40)	(1.56)	(2.25)	(1.95)	(0.54)

Net Asset Value, End of Year/Period	$ 24.64	$ 22.93	$ 19.10	$ 20.36	$ 22.83	$ 20.89

Total Return †	12.42%	27.58%**	1.31%	1.31%	19.94%	20.92%††

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$480,911	$460,617	$377,853	$542,733	$647,592	$693,776
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.26%	1.27%*	1.26%	1.24%(3)	1.30%(3)	1.31%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.26%	1.27%*	1.26%	1.23%	1.29%	1.33%
Ratio of Net Investment Loss to Average Net Assets	(0.71)%	(0.37)%*	(0.39)%	(0.28)%	(0.58)%	(0.23)%
Portfolio Turnover Rate	22%	16%**	30%	30%	35%	40%

†	Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.
††	Total Return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
*	Annualized.
**	Portfolio turnover and total return is for the period indicated and has not been annualized.
(1)	For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Small Company Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).
(2)	Per share amounts calculated using average shares method.
(3)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

51	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year/Period

	Institutional Shares

	Year Ended December 31, 2021	Period Ended December 31, 2020(2)	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	Period Ended July 31, 2017(1)
Net Asset Value, Beginning of Year/Period	$ 23.25	$ 19.33	$ 20.54	$ 22.96	$ 20.95	$ 18.36

Income (Loss) from Operations:
Net Investment Income (Loss)(3)	(0.11)	(0.01)	(0.03)	(0.01)	(0.07)	0.03
Net Realized and Unrealized Gain (Loss) on Investments	3.03	5.33	0.38	(0.16)	4.03	3.10

Total from Operations	2.92	5.32	0.35	(0.17)	3.96	3.13

Dividends and Distributions from:
Net Investment Income	—	—	—	—	—	—
Net Realized Gains	(1.10)	(1.40)	(1.56)	(2.25)	(1.95)	(0.54)

Total Dividends and Distributions	(1.10)	(1.40)	(1.56)	(2.25)	(1.95)	(0.54)

Net Asset Value, End of Year/Period	$ 25.07	$ 23.25	$ 19.33	$ 20.54	$ 22.96	$ 20.95

Total Return †	12.72%	27.71% **	1.55%	1.54%	20.23%	17.17%††

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$3,443,514	$2,687,745	$1,755,279	$1,416,705	$1,167,188	$710,522
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.01%	1.02%*	1.02%	0.99%(4)	1.05%(4)	1.05%*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.01%	1.02%*	1.02%	0.98%	1.04%	1.06%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.45)%	(0.11)%*	(0.16)%	(0.05)%	(0.32)%	0.18%*
Portfolio Turnover Rate	22%	16%**	30%	30%	35%	40%‡

†	Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.
††	Total Return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Total return for the period indicated has not been annualized.
*	Annualized.
**	Portfolio turnover and total return is for the period indicated and has not been annualized.
‡	Portfolio return is for the period indicated and has not been annualized.
(1)	Institutional Shares commenced operations on August 31, 2016.
(2)	For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Small Company Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).
(3)	Per share amounts calculated using average shares method.
(4)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

52	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year/Period

	Advisor Shares

	Year Ended December 31, 2021	Period Ended December 31, 2020(1)	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017
Net Asset Value, Beginning of Year/Period	$ 24.76	$ 21.58	$ 20.17	$ 18.88	$ 16.65	$ 14.85

Income (Loss) from Operations:
Net Investment Loss(2)	(0.12)	(0.03)	(0.03)	(0.03)	(0.05)	—
Net Realized and Unrealized Gain on Investments	6.09	4.35	2.26	2.43	3.13	2.44

Total from Operations	5.97	4.32	2.23	2.40	3.08	2.44

Dividends and Distributions from:
Net Investment Income	—	—	—	—	—	—
Net Realized Gains	(2.85)	(1.14)	(0.82)	(1.11)	(0.85)	(0.64)

Total Dividends and Distributions	(2.85)	(1.14)	(0.82)	(1.11)	(0.85)	(0.64)

Net Asset Value, End of Year/Period	$ 27.88	$ 24.76	$ 21.58	$ 20.17	$ 18.88	$ 16.65

Total Return †	24.60%	20.16%**	11.36%	14.15%	18.98%	16.85%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$353,725	$307,621	$266,939	$867,332	$667,021	$609,025
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.09%	1.09%*	1.11%	1.12%	1.15%	1.17%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.09%	1.09%*	1.11%	1.12%	1.15%	1.17%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.44)%	(0.35)%*	(0.14)%	(0.16)%	(0.26)%	0.02%
Portfolio Turnover Rate	32%	16%**	36%	19%	33%	33%

†	Total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
*	Annualized.
**	Portfolio turnover and total return is for the period indicated and has not been annualized.
(1)	For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Mid Cap Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).
(2)	Per share amounts calculated using average shares method.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

53	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year/Period

	Institutional Shares

	Year Ended December 31, 2021	Period Ended December 31, 2020(1)	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017
Net Asset Value, Beginning of Year/Period	$ 25.43	$ 22.12	$ 20.60	$ 19.21	$ 16.92	$ 15.05

Income (Loss) from Operations:
Net Investment Income (Loss)(2)	(0.05)	(0.01)	—^	0.02	—	0.05
Net Realized and Unrealized Gain on Investments	6.26	4.46	2.35	2.48	3.17	2.47

Total from Operations	6.21	4.45	2.35	2.50	3.17	2.52

Dividends and Distributions from:
Net Investment Income	—	—	(0.01)	—	(0.03)	(0.01)
Net Realized Gains	(2.85)	(1.14)	(0.82)	(1.11)	(0.85)	(0.64)

Total Dividends and Distributions	(2.85)	(1.14)	(0.83)	(1.11)	(0.88)	(0.65)

Net Asset Value, End of Year/Period	$ 28.79	$ 25.43	$ 22.12	$ 20.60	$ 19.21	$ 16.92

Total Return †	24.90%	20.25%**	11.70%	14.43%	19.20%	17.17%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$7,082,857	$5,396,729	$4,270,561	$2,749,406	$1,812,490	$939,922
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	0.84%	0.84%*	0.86%	0.87%	0.90%	0.93%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	0.84%	0.84%*	0.86%	0.87%	0.90%	0.93%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.19)%	(0.10)%*	(0.01)%	0.10%	(0.02)%	0.33%
Portfolio Turnover Rate	32%	16%**	36%	19%	33%	33%

†	Total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
^	Amount less than $0.005.
*	Annualized.
**	Portfolio turnover and total return is for the period indicated and has not been annualized.
(1)	For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Mid Cap Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).
(2)	Per share amounts calculated using average shares method.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

54	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year/Period

	Advisor Shares

	Year Ended December 31, 2021	Period Ended December 31, 2020(1)	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017
Net Asset Value, Beginning of Year/Period	$ 15.34	$ 12.49	$ 9.79	$ 10.15	$ 9.50	$ 8.29

Income from Operations:
Net Investment Loss(2)	(0.12)	(0.04)	(0.02)	(0.01)	(0.02)	—
Net Realized and Unrealized Gain (Loss) on Investments	(0.44)	2.89	2.81	(0.35)	0.81	1.25

Total from Operations	(0.56)	2.85	2.79	(0.36)	0.79	1.25

Dividends and Distributions from:
Net Investment Income	—	—	(0.09)	—	(0.13)	(0.04)
Net Realized Gains	(1.83)	—	—	—	(0.01)	—

Total Dividends and Distributions	(1.83)	—	(0.09)	—	(0.14)	(0.04)

Net Asset Value, End of Year/Period	$ 12.95	$ 15.34	$ 12.49	$ 9.79	$ 10.15	$ 9.50

Total Return †	(3.57)%	22.82%††	28.62%	(3.55)%	8.25%	15.16%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$6,141	$5,884	$5,839	$3,944	$3,931	$4,287
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.30%	1.30%*	1.36%	1.50%	1.50%	1.51%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	2.84%	3.00%*	3.80%	3.41%	3.43%	4.04%
Ratio of Net Investment Loss to Average Net Assets	(0.74)%	(0.70)%*	(0.16)%	(0.13)%	(0.20)%	(0.01)%
Portfolio Turnover Rate	44%	11%††	32%	33%	35%	37%

†	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Portfolio turnover and total return is for the period indicated and has not been annualized.
*	Annualized.
(1)	For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Emerging Markets Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).
(2)	Per share amounts calculated using average shares method.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

55	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year/Period

	Institutional Shares

	Year Ended December 31, 2021	Period Ended December 31, 2020(2)	Period Ended July 31, 2020(1)
Net Asset Value, Beginning of Year/Period	$ 15.35	$ 12.48	$ 10.55

Income from Operations:
Net Investment Loss(3)	(0.08)	(0.04)	—^
Net Realized and Unrealized Gain (Loss) on Investments	(0.44)	2.91	2.04

Total from Operations	(0.52)	2.87	2.04

Dividends and Distributions from:
Net Investment Income	—	—	(0.11)
Net Realized Gains	(1.83)	—	—

Total Dividends and Distributions	(1.83)	—	(0.11)

Net Asset Value, End of Year/Period	$ 13.00	$ 15.35	$ 12.48

Total Return †	(3.29)%	23.00%††	19.52%††

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$3,003	$2,443	$12
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.05%	1.05%*	1.05%*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	2.59%	2.69%*	3.88%*
Ratio of Net Investment Loss to Average Net Assets	(0.50)%	(0.64)%*	(0.01)%*
Portfolio Turnover Rate	44%	11%††	32%††

†	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Portfolio turnover and total return is for the period indicated and has not been annualized.
*	Annualized
^	Amount less than $0.005.
(1)	Institutional Shares commenced operations on December 16, 2019.
(2)	For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Champlain Emerging Markets Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).
(3)	Per share amounts calculated using average shares method.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

56	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2021

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with eleven funds. The financial statements herein are those of the Champlain Small Company Fund (the “Small Company Fund”), Champlain Mid Cap Fund (the “Mid Cap Fund”) and Champlain Emerging Markets Fund (the “Emerging Markets Fund”) (each a “Fund” and collectively, the “Funds”). The investment objective of the Funds is capital appreciation. Each of the Champlain Funds is classified as a “diversified” investment company with the exception of the Emerging Markets Fund which is classified as a “non-diversified” investment company under the 1940 Act. The Small Company Fund invests in small companies with market capitalization of less than $2.5 billion, the Mid Cap Fund invests primarily (at least 80% of its net assets) in medium-sized companies with market capitalization of less than $15 billion and the Emerging Markets Fund invests primarily (at least 80% of its net assets) in equity securities of issuers who are economically tied to an emerging market country. The financial statements of the remaining funds within the Trust are presented separately. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Funds currently offer Advisor Shares; the Small Company Fund, Mid Cap Fund and the Emerging Markets Fund offer Institutional Shares, which commenced operations on August 31, 2016, January 3, 2011 and December 16, 2019, respectively. The Emerging Markets Fund commenced operations on September 9, 2014 as the New Sheridan Developing World Fund (the “Predecessor Fund”), a series of ALPS Series Trust, which reorganized through a transfer of all assets and liabilities to the Emerging Markets Fund on November 16, 2015. Investor Class Shares of the Predecessor Fund were exchanged on a tax-free basis for Advisor Shares of the Fund. The Predecessor Fund had substantially similar investment objectives, investment strategies, policies and restrictions as those of the Fund. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the reorganization has been carried forward and is reflected in the Emerging Markets Fund’s financial highlights.

Effective November 16, 2015, the Emerging Markets Fund changed its fiscal year end to July 31.

Effective August 19, 2020, the Small Company Fund, Mid Cap Fund and Emerging Markets Fund changed their fiscal year end to December 31.

57	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements. The Funds are investment companies that applies the accounting and reporting guidance issues in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates —The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Investment companies are valued at Net Asset Value.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Trust’s Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of December 31, 2021, there were no securities valued in accordance with the Fair Value Procedures.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at

58	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2021

which the Fund calculates its net asset values. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Champlain Investment Partners, LLC (the “Adviser”), the investment adviser of the Fund, becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called.

The Emerging Markets Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor when the fair value trigger is met. MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active

59	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2021

markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•

Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment spreads, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

•	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For details of investment classifications, reference the Schedules of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For the year ended December 31, 2021, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be

60	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2021

subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended December 31, 2021, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended December 31, 2021, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments on the Statements of Operations. Net realized gain (loss) on foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and change in unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

61	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2021

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually by the Funds. Any net realized capital gains are distributed to shareholders at least annually.

Redemption Fees — The Emerging Markets Fund imposes a 2.00% redemption fee on the value of Institutional Class shares redeemed fewer than 30 days from the date of purchase. The redemption fee is recorded as an increase to paid-in capital. The Emerging Markets Fund did not incur any fees at the year ended December 31, 2021 and the period ended December 31, 2020.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers and a trustee of the Trust are also officers of the Administrator, a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, who are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. ADMINISTRATION, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended December 31, 2021, the Small Company Fund, Mid Cap Fund and Emerging Markets Fund were charged $2,256,861, $4,127,024, and $5,931 for these services, respectively.

The Funds have adopted a Distribution Plan (the “Plan”) for the Advisor Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Funds’ average net assets attributable to the Advisor Shares as compensation for distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the year ended December 31, 2021, the Small Company Fund, Mid Cap Fund and the Emerging Markets

62	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2021

Fund earned credits of $238, $784, and $12, respectively, which were used to offset transfer agent expenses. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Small Company Fund and Mid Cap Fund. MUFG Union Bank, N.A. acts as Custodian for the Emerging Markets Fund. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. INVESTMENT ADVISORY AGREEMENT:

Champlain Investment Partners, LLC (the “Adviser”) serves as the investment adviser to the Funds. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates base on the average daily net assets of each fund:

Fund	Advisory Fee
Small Company Fund	0.90% on the first $250 million in assets; 0.80% on assets over $250 million
Mid Cap Fund	0.80% on the first $250 million in assets; 0.70% on assets over $250 million
Emerging Markets Fund	0.90% on the first $250 million in assets; 0.80% on assets over $250 million*

*	Prior to November 27, 2019, the management fee for the Emerging Markets Fund was 1.00% on the first $250 million in assets and 0.85% on assets over $250 million.

The Adviser has contractually agreed to limit the total expenses of the Small Company Fund – Advisor Shares, Small Company Fund – Institutional Shares, Mid Cap Fund – Advisor Shares, Mid Cap Fund – Institutional Shares, Emerging Markets Fund – Advisor Shares and Emerging Markets Fund – Institutional Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and extraordinary expenses) to 1.30%, 1.05%, 1.20%, 0.95%, 1.30% and 1.05% of the Funds’ respective average daily net assets through April 30, 2022. Prior to November 27, 2019, the expense cap for the Emerging Markets Fund’s Advisor Shares was 1.50% and 1.25% (Institutional Shares commenced operations December 16, 2019). To maintain these expense limitations, the Adviser may waive a portion of its advisory fee and/or reimburse certain expenses of the Funds. If at any point it becomes unnecessary for the Adviser, Administrator, or shareholder service agent to make expense limitation reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three year period.

63	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2021

At December 31, 2021, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period	Subject to Repayment until December 31:	Emerging Market Fund
12/31/18 – 12/31/19	2022	$70,172
12/31/19 – 12/31/20	2023	129,866
12/31/20 – 12/31/21	2024	150,015

		$350,053

6. SHARE TRANSACTIONS:

Champlain Small Company Fund	Year Ended December 31, 2021	Period Ended December 31, 2020(1)	Year Ended July 31, 2020
Advisor Shares
Issued	2,080,811	771,116	2,471,000
Reinvestment of Distributions	859,005	1,191,639	1,687,820
Redeemed	(3,508,784)	(1,658,333)	(11,030,681)

Net Advisor Shares Capital Share Transactions	(568,968)	304,422	(6,871,861)

Institutional Shares
Issued	39,450,572	25,991,456	36,938,000
Reinvestment of Distributions	5,920,796	6,640,298	5,999,428
Redeemed	(23,584,252)	(7,841,089)	(21,106,129)

Net Institutional Shares Capital Share Transactions	21,787,116	24,790,665	21,831,299

Net Increase in Shares Outstanding	21,218,148	25,095,087	14,959,438

64	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2021

Champlain Mid Cap Fund	Year Ended December 31, 2021	Period Ended December 31, 2020(1)	Year Ended July 31, 2020
Advisor Shares
Issued	1,833,113	622,590	2,766,757
Reinvestment of Distributions	1,195,353	547,809	591,174
Redeemed	(2,765,631)	(1,112,570)	(33,995,619)

Net Advisor Shares Capital Share Transactions	262,835	57,829	(30,637,688)

Institutional Shares
Issued	55,038,619	29,964,185	98,071,976
Reinvestment of Distributions	18,131,005	7,417,185	5,442,160
Redeemed	(39,413,460)	(18,217,503)	(43,873,212)

Net Institutional Shares Capital Share Transactions	33,756,164	19,163,867	59,640,924

Net Increase in Shares Outstanding	34,018,999	19,221,696	29,003,236

Champlain Emerging Markets Fund	Year Ended December 31, 2021	Period Ended December 31, 2020(1)	Year Ended July 31, 2020
Advisor Shares
Issued	133,194	85,492	112,056
Reinvestment of Distributions	60,367	—	3,368
Redeemed	(102,953)	(169,551)	(50,812)

Net Advisor Shares Capital Share Transactions	90,608	(84,059)	64,612

Institutional Shares(2)
Issued	53,629	163,036	948
Reinvestment of Distributions	27,464	—	10
Redeemed	(9,222)	(4,817)	—

Net Institutional Shares Capital Share Transactions	71,871	158,219	958

Net Increase in Shares Outstanding	162,479	74,160	65,570

(1)	For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Fund changed its fiscal year end to December 31st (see Note 1 in the Notes to Financial Statements).
(2)	Institutional Shares commenced operations on December 16, 2019.

65	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2021

7. INVESTMENT TRANSACTIONS:

For the year ended December 31, 2021, the purchases and sales of investment securities other than long-term U.S. Government and short-term investments were:

	Purchases	Sales
Small Company Fund	$1,339,852,230	$781,236,219
Mid Cap Fund	2,608,247,780	2,062,269,097
Emerging Markets Fund	5,587,640	4,130,345

There were no purchases or sales of long-term U.S. Government securities for any of the Funds.

8. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions, if any, to be paid, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital, as appropriate, in the period that the differences arise.

The permanent differences primarily consist of foreign currency translations, net investment losses, and distribution reclassification. The permanent difference that is credited or charged to Paid-in Capital and Distributable Earnings as of December 31, 2021 is primarily related to utilization of earnings and profits on shareholder redemptions and net operating losses:

	Increase (Decrease) Distributable Earnings (Loss)	Increase (Decrease) Paid in Capital
Small Company Fund	$(10,704,345)	$10,704,345
Mid Cap Fund	(355,185)	355,185
Emerging Markets Fund	111,523	(111,523)

66	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2021

The tax character of dividends and distributions declared during the fiscal year ended December 31, 2021, period ended December 31, 2020 and fiscal year ended July 31, 2020 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Small Company Fund
2021	$89,618,158	$75,527,347	$—	$165,145,505
2020(1)	33,738,834	145,400,440	—	179,139,274
2020	6,326,850	147,396,914	—	153,723,764
Mid Cap Fund
2021	291,375,458	391,715,248	—	683,090,706
2020(1)	137,792,050	108,707,168	—	246,499,218
2020	30,237,620	117,012,099	—	147,249,719
Emerging Markets Fund
2021	—	1,131,495	—	1,131,495
2020(1)	—	—	—	—
2020	35,940	—	—	35,940

(1) For the period August 1, 2020 to December 31, 2020. Effective August 19, 2020, the Small Company Fund, Mid Cap Fund and Emerging Markets Fund changed their fiscal year end to December 31 (see Note 1 in the Notes to Financials).

For tax purposes, short term gains are considered ordinary income.

As of December 31, 2021, the components of Distributable Earnings on a tax basis were as follows:

	Small Company Fund	Mid Cap Fund	Emerging Markets Fund
Undistributed Ordinary Income	$6,153,193	$13,219,653	$—
Undistributed Long-Term Capital Gain	2,681,358	36,885,779	53,686
Unrealized Appreciation	1,071,256,750	2,543,741,460	1,587,782
Other Temporary Differences	6	(2)	4

Total Distributable Earnings	$1,080,091,307	$2,593,846,890	$1,641,472

During the year ended December 31, 2021, Emerging Markets Fund utilized $22,834 in capital loss carryforwards to offset capital gains.

For Federal income tax purposes, the cost of securities owned at December 31, 2021 and net realized gains or losses on securities sold for the period were different from the amounts reported for financial reporting purposes. These differences were primarily due to wash sales, which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future years.

67	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2021

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at December 31, 2021 were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Small Company Fund	$2,846,561,170	$1,222,805,745	$(151,548,995)	$1,071,256,750
Mid Cap Fund	4,882,465,757	2,647,188,748	(103,447,288)	2,543,741,460
Emerging Markets Fund	7,326,447	2,264,822	(618,381)	1,646,441

9. CONCENTRATION OF RISKS:

As with investing in all mutual funds, investing in the Funds involves risk, and there is no guarantee that the Funds will achieve their investment goals. You could lose money on your investment in a Fund, just as you could with other investments. As described in each Fund’s Prospectus, the Funds are subject to the following risks noted below, any of which may adversely affect the Fund’s net asset value and ability to meet its investment objective:

MARKET RISK (Each Fund) – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

ACTIVE MANAGEMENT RISK (Each Fund) – The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

EQUITY RISK (Each Fund) – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

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SMALL-CAPITALIZATION COMPANY RISK (Small Company Fund and Emerging Markets Fund) – The Fund is also subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The small-capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

MID-CAPITALIZATION COMPANY RISK (Mid Cap Fund and Emerging Markets Fund) – The Fund is also subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The medium-sized companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these medium-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

LARGE-CAPITALIZATION COMPANY RISK (Emerging Markets Fund) – The large-capitalization companies in which the Fund invests may not respond as quickly as smaller companies to competitive challenges, and their growth rates may lag the growth rates of well-managed smaller companies during strong economic periods.

FOREIGN COMPANY RISK (Emerging Markets Fund) – Investing in foreign companies, including direct investments and through American Depositary Receipts (“ADRs”), which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies generally are denominated in a foreign currency. Securities of foreign companies may not be registered with the SEC and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. The Fund may also be subject to taxes on trading profits or on transfers of

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securities in some countries. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

EMERGING MARKETS RISK (Emerging Markets Fund) – Many of the risks with respect to foreign investments are more pronounced for investments in issuers in emerging market countries. Emerging market countries tend to have fewer government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than do more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

As a consequence, issuers in emerging market countries may be susceptible to increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies. Changes in the price of oil have a direct and significant effect on the economies of Gulf countries such as Bahrain, Kuwait, Oman, Qatar, and the UAE, i.e., if the price of oil increases, these countries benefit, and if the price of oil declines, these countries would be adversely affected.

FOREIGN CURRENCY RISK (Emerging Markets Fund) – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country.

EXCHANGE-TRADED FUNDS RISK (Emerging Markets Fund) – ETFs are pooled investment vehicles whose shares are listed and traded on U.S. stock exchanges. To the extent the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such ETFs. As a shareholder of an ETF, the Fund relies on that ETF to achieve its investment objective. If the ETF fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in an ETF, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the ETF, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own

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operations. The shares of certain ETFs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETF’s shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF’s investments, which may be emphasized in less liquid markets.

Inverse ETFs seek to provide investment results that match a negative multiple of the performance of an underlying index. To the extent that the Fund invests in Inverse ETFs, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF’s benchmark rises. Inverse ETFs often “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the inverse of the performance of their underlying index or benchmark during the same period of time. These investment vehicles may be extremely volatile.

NON-DIVERSIFIED FUND RISK (Emerging Markets Fund) – The Fund is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of issuers. Because the Fund is non-diversified, it may be more susceptible to a single adverse economic or political occurrence affecting one or more of the issuers, and may experience increased volatility due to its investments in those securities.

PORTFOLIO TURNOVER RISK (Emerging Markets Fund) – The Fund is subject to portfolio turnover risk since it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

10. OTHER:

At December 31, 2021, 88% of the total shares outstanding of the Small Company Fund Advisor Shares were held by two shareholders, 80% of the total shares outstanding of the Small Company Fund Institutional Shares were held by five shareholders; 70% of the total shares outstanding of the Mid Cap Fund Advisor Shares were held by three shareholders, 54% of the total shares outstanding of the Mid Cap Fund Institutional Shares were held by four shareholders; 86% of the total shares outstanding of the Emerging Markets Fund Advisor Shares were held by three shareholders and 100% of the total shares outstanding of the Emerging Markets Fund Institutional Shares was held by one shareholder.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

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11. LINE OF CREDIT:

The Small Company Fund and Mid Cap Fund entered into agreements which enable them to participate in lines of credit with the Custodian. The Small Company Fund participates in a $100 million uncommitted, senior secured line of credit and the Mid Cap Fund participates in a $185 million uncommitted, senior secured lines of credit, both of which have expiration dates of March 15, 2022. Effective March 15, 2022, it is anticipated that the Small Company Fund and Mid Cap Fund will enter into a new umbrella line of credit with the Custodian which will enable the Funds to participate in a single $250 million uncommitted, senior secured line of credit, with an anticipated expiration date of March 14, 2023.

The proceeds from the borrowings shall be used to provide temporary liquidity to the Funds as necessary in order to meet redemption needs. Interest is charged to the Funds based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then current prime-lending rate. These fees are included as “Other Expenses” on the Statements of Operations. From December 15, 2021 through December 21, 2021, the Mid Cap Fund borrowed an average of $80,273,000 at an interest rate of 3.25%. As of the year ended December 31, 2021, there were no borrowings outstanding.

12. IN-KIND TRANSFERS OF SECURITIES:

During the period ended December 31, 2020, an investor redeemed shares of beneficial interest from the Mid Cap Fund in exchange for securities. These securities were transferred at their fair value on the date of such transactions.

	Shares Redeemed	Value	Cash	Total Assets	Gain
12/11/2020	(71,115)	$(6,692,459)	$(599,924)	$(7,292,383)	$59,601

13. SUBSEQUENT EVENTS:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of December 31, 2021.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund II and

Shareholders of Champlain Small Company Fund, Champlain Mid Cap Fund and Champlain Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Champlain Small Company Fund, Champlain Mid Cap Fund and Champlain Emerging Markets Fund (collectively referred to as the “Funds”) (three of the series constituting The Advisors’ Inner Circle Fund II (the “Trust”)), including the schedules of investments, as of December 31, 2021, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the series constituting The Advisors’ Inner Circle Fund II) at December 31, 2021, the results of their operations, changes in net assets, and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting The Advisors’ Inner Circle Fund II	Statement of operations	Statements of changes in net assets	Financial highlights
Champlain Small Company Fund Champlain Mid Cap Fund Champlain Emerging Markets Fund	For the year ended December 31, 2021	For the year ended December 31, 2021, for the period August 1, 2020 to December 31, 2020, and for the year ended July 31, 2020	For the year ended December 31, 2021, for the period August 1, 2020 to December 31, 2020, and for each of the four years in the period ended July 31, 2020

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the

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custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Champlain Investment Partners, LLC investment companies since 2005.

Philadelphia, Pennsylvania

February 28, 2022

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Klauder are Trustees who may be deemed to be “interested” persons of the Trust as that term

Name and Year of Birth	Position(s) with the Trust and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
INTERESTED TRUSTEES [2,3]
ROBERT NESHER (Born: 1946)	Chairman of the Board of Trustees (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.
N. JEFFREY KLAUDER (Born: 1952)	Trustee (since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
3	Trustees oversee 11 funds in The Advisors’ Inner Circle Fund II.

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is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-773-3238. The following chart lists Trustees and Officers as of December 31, 2021.

Other Directorships Held in the Past 5 Years[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, Frost Family of Funds, Catholic Responsible Investments Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of The KP Funds to 2021. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, and Catholic Responsible Investments Funds. Director of SEI Private Trust Company, SEI Global Fund Services Ltd., SEI Investments Global Limited, SEI Global Master Fund, SEI Global Investments Fund, SEI Global Assets Fund and SEI Investments - Guernsey Limited.

Former Directorships: Trustee of The KP Funds to 2021. Trustee of SEI Investments Management Corporation, SEI Trust Company, SEI Investments (South Africa), Limited and SEI Investments (Canada) Company to 2018.

4

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name and Year of Birth	Position(s) with the Trust and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT TRUSTEES[2]
JOSEPH T. GRAUSE, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)	Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.
MITCHELL A. JOHNSON (Born: 1942)	Trustee (since 2005)	Retired. Private Investor since 1994.
BETTY L. KRIKORIAN (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
ROBERT MULHALL (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.
BRUCE SPECA (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Trustees oversee 11 funds in The Advisors’ Inner Circle Fund II.

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Other Directorships Held in the Past 5 Years[3]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, Frost Family of Funds, and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of The KP Funds to 2021. Director of The Korea Fund, Inc. to 2019.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, Catholic Responsible Investments Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997 and RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of the KP Funds to 2021. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of The KP Funds to 2021.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of The KP Funds to 2021. Trustee of Villanova University Alumni Board of Directors to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. Director of Stone Harbor Investments Funds (8 Portfolios), Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund). Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of The KP Funds to 2021.

3

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name and Year of Birth	Position(s) with the Trust and Length of Time Served	Principal Occupation(s) During the Past 5 Years
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.
JAMES BERNSTEIN (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate

General Counsel & Vice President, Nationwide Funds

Group and Nationwide Mutual Insurance Company, from

2002 to 2016. Assistant General Counsel & Vice President,

Market Street Funds and Provident Mutual Insurance

Company, from 1999 to 2002.

JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, Bishop Street Funds, Frost Family of Funds, Catholic Responsible Investments Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Chief Compliance Officer to The KP Funds to 2021.

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Other Directorships Held in the Past 5 Years
None.
None.
None.
None.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name and Year of Birth	Position(s) with the Trust and Length of Time Served	Principal Occupation(s) During the Past 5 Years
OFFICERS (continued)
ERIC C. GRIFFITH (Born: 1969)	Vice President and Secretary (since 2019)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
MATTHEW M. MAHER (Born: 1975)	Vice President (since 2018) Secretary (since 2020)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
ANDREW METZGER (Born: 1980)	Treasurer,Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.
ROBERT MORROW (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
ALEXANDER F. SMITH (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.
BRIDGET E. SUDALL (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

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Other Directorships Held in the Past 5 Years
None.
None.
None.
None.
None.
None.

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DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2021 to December 31, 2021.

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return. You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

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DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratios	Expenses Paid During Period *
Small Company Fund
Actual Fund Return
Advisor Shares	$1,000.00	$1,025.80	1.27%	$6.48
Institutional Shares	1,000.00	1,027.30	1.02	5.21
Hypothetical 5% Return
Advisor Shares	$1,000.00	$1,018.80	1.27%	$6.46
Institutional Shares	1,000.00	1,020.06	1.02	5.19
Mid Cap Fund
Actual Fund Return
Advisor Shares	$1,000.00	$1,094.80	1.09%	$5.76
Institutional Shares	1,000.00	1,096.00	0.84	4.44
Hypothetical 5% Return
Advisor Shares	$1,000.00	$1,019.71	1.09%	$5.55
Institutional Shares	1,000.00	1,020.97	0.84	4.28
Emerging Markets Fund
Actual Fund Return
Advisor Shares	$1,000.00	$867.10	1.30%	$6.12
Institutional Shares	1,000.00	868.60	1.05	4.95
Hypothetical 5% Return
Advisor Shares	$1,000.00	$1,018.65	1.30%	$6.61
Institutional Shares	1,000.00	1,019.91	1.05	5.35

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period shown).

85	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Funds’ investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk. The Program is overseen by the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

At a meeting of the Board held on May 19, 2021, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020. The Program Administrator’s report included an assessment of how market conditions caused by the COVID-19 pandemic impacted the Funds’ liquidity risk during the period covered by the report. The Program Administrator’s report noted that the Program Administrator had determined that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk during the period covered by the report. The Program Administrator’s report noted that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Program Administrator’s report further noted that no material changes have been made to the Program during the period covered by the report.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

86	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2021

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

Board meetings were held on August 18, 2021 (the “August Meeting”) and November 16, 2021 (the “November Meeting” and together with the August Meeting, the “Meetings”) to decide whether to renew the Agreement for an additional one-year term.1 The Meetings were held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the Meetings, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the Meetings, the Independent Trustees of the Funds met to review and discuss the information provided and, prior to the August Meeting, submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the Meetings and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s

[1]

The Board, at the request of the Adviser, considered the renewal of the Agreement at the November meeting so that the Board would consider each subsequent renewal at the Board’s November, rather than August, meeting that year.

87	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2021

potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Meetings to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Meetings, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement in connection with the August Meeting. The Trustees also considered the Adviser’s investment and risk management approaches for the Funds. In connection with the August Meeting, the most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds. In connection with the November Meeting, the Board reviewed updates to certain of these responses.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and

88	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2021

procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees considered the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s

89	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2021

profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded at each Meeting that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

90	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2021

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a December 31, 2021 taxable year end, this notice is for informational purposes only. For shareholders with a December 31, 2021 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the year ended December 31, 2021, the Funds are designating the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate dividends Received Deduction (1)	Qualifying Dividend Income (2)	Interest Related Dividend (3)	Short-Term Capital Gain Dividend (4)
Champlain Small Company Fund	44.80%	55.20%	100.00%	30.11%	33.39%	0.00%	100.00%
Champlain Mid Cap Fund	57.35%	42.65%	100.00%	8.38%	4.98%	0.00%	100.00%
Champlain Emerging Markets Fund	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)

The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(4)

The percentage of this column represents the amount of “Short-Term Capital Gain Dividend” and is reflected as a percentage of short-term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the period ending December 31, 2021. Complete information will be computed and reported in conjunction with your 2021 Form 1099-DIV.

91	CHAMPLAIN INVESTMENT	PARTNERS

Champlain Funds

P.O. Box 219009

Kansas City, MO 64121-9009

866-773-3238

Adviser:

Champlain Investment Partners, LLC

180 Battery Street

Burlington, VT 05401

Distributor:

SEI Investments Distribution Co.

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

CSC-AR-001-1800

Item 2.	Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial expert is Robert Mulhall. Mr. Mulhall is considered to be “independent”, as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) relate to The Advisors’ Inner Circle Fund II (the “Trust”).

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2021			FYE December 31, 2020
		All fees and services to the Trust that were pre-approved	All fees and services to the Trust that were pre-approved	All fees and services to the Trust that were pre-approved	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees (1)	$72,270	None	None	$72,270	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate Trust.

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2021			FYE December 31, 2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees (1)	$139,400	None	None	$274,235	N/A	N/A
(b)	Audit-Related Fees	None	None	None	N/A	N/A	N/A
(c)	Tax Fees (2)	None	None	$549,000	N/A	N/A	$193,800
(d)	All Other Fees	None	None	None	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax consulting services provided to affiliates of the Funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (E&Y):

	FYE December 31, 2021	FYE December 31, 2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (PwC):

	FYE December 31, 2021	FYE December 31, 2020
Audit-Related Fees	None	N/A
Tax Fees	None	N/A
All Other Fees	None	N/A

(f)    Not applicable.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $0 and $0 for 2021 and 2020, respectively.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $549,000 and $193,800 for 2021 and 2020, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act, as amended (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: March 11, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: March 11, 2022

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger
Treasurer, Controller, and CFO

Date: March 11, 2022